COMPANHIA DE SANEAMENTO BÁSICO DO ESTADO DE SÃO PAULO – SABESP

Common Shares (including in the form of ADSs)

________

International Underwriting and Placement Facilitation Agreement

[●], 2024

Companhia de Saneamento Básico do Estado de São Paulo – SABESP

Rua Costa Carvalho, 300

05429-900 – São Paulo, SP

Brazil

Estado de São Paulo

Av. Iaiá, 126 04542-906 – São Paulo, SP

Brazil

Ladies and Gentlemen:

Subject to the terms and conditions stated in this agreement (this “Agreement”), the Estado de São Paulo (the “Selling Shareholder”) agrees to (i) sell to the International Underwriters named in Schedule I hereto (the “International Underwriters”) as represented by Banco BTG Pactual S.A. — Cayman Branch, BofA Securities, Inc., Citigroup Global Markets Inc., UBS Securities LLC and Itau BBA USA Securities, Inc. (the “Representatives”), an aggregate of [●] common shares in the form of American Depositary Shares, each American Depositary Share representing one common share, without par value of Companhia de Saneamento Básico do Estado de São Paulo – SABESP (the “Company”), a state-controlled company (sociedade de economia mista) organized under the laws of the Federative Republic of Brazil (“Brazil”) and (ii) place with the International Placement Agents (as defined below) [●] common shares, without par value, of the Company, outside Brazil, including the United States. The aggregate of [●] American Depositary Shares to be sold by the Selling Shareholder are herein called the “ADSs.” The common shares of the Company represented by the ADSs are hereinafter referred to as the “Underlying Shares.”

The ADSs purchased by the International Underwriters will be issued by The Bank of New York Mellon (the “ADS Depositary”) and may be evidenced by American Depositary Receipts (“ADRs”) pursuant to the Depositary Agreement, as amended and restated as of January 22, 2013 and further amended and restated on or prior to the Time of Delivery (the “ADS Deposit Agreement”), among the Company, the ADS Depositary, and all holders and beneficial owners of the ADSs issued thereunder.

In addition to the ADSs sold pursuant to this Agreement, the Company and the Selling Shareholder are concurrently entering into a certain Contrato de Coordenação, Garantia Firme de Liquidação e Distribuição de Ações Ordinárias de Emissão de Companhia de Saneamento Básico do Estado de São Paulo – SABESP (the “Brazilian Underwriting Agreement”) dated the date hereof, among the Company, BTG Pactual Investment Banking Ltda., Bank of America Merrill Lynch Banco Múltiplo S.A., Citigroup Global Markets Brasil, CCTVM S.A., UBS Brasil Corretora de Câmbio, Títulos e Valores Mobiliários S.A., Itaú BBA Assessoria Financeira S.A., Banco Bradesco BBI S.A., Goldman Sachs do Brasil Banco Múltiplo S.A., Banco J.P. Morgan S.A., Banco Morgan Stanley S.A., Banco Safra S.A., Banco Santander (Brasil) S.A. and XP Investimentos Corretora de Câmbio, Títulos e Valores Mobiliários S.A. (collectively, the “Brazilian Underwriters”), providing for the sale by the Selling Shareholder of an aggregate of [●] common shares, without par value, of the Company (the “Firm Shares”); a portion of which is being sold in Brazil by the Brazilian Underwriters (the “Brazilian Firm Shares”) and a portion of which is being placed outside Brazil by the International Placement Agents (the “International Firm Shares” and, jointly with the ADSs sold pursuant to this Agreement and the Underlying Shares, the “International Offered Securities”). In addition, solely for the purpose of covering over-allotments, if any, pursuant to the Brazilian Underwriting Agreement, the Selling Shareholder has granted to Bank of America Merrill Lynch Banco Múltiplo S.A. (the “Brazilian Stabilization Agent”) an option, exercisable upon notice to the Selling Shareholder and the other Brazilian Underwriters, to cause the Selling Shareholder to sell an aggregate of not more than [●] additional common shares, without par value, of the Company (the “Optional Shares” and, together with the Brazilian Firm Shares, the “Brazilian Shares”). The Brazilian Shares, the International Firm Shares and the Underlying Shares are referred to collectively herein as the “Common Shares.” The Common Shares and the ADSs are referred to collectively herein as the “Securities.” For the avoidance of doubt and except where the context requires otherwise, all references to the Common Shares shall also be to Common Shares in the form of ADSs.

In connection with the offer and sale of the Brazilian Shares pursuant to the Brazilian Underwriting Agreement, the Company and the Selling Shareholder have prepared a Portuguese-language Brazilian preliminary prospectus, dated June 21, 2024, which incorporates by reference the Formulário de Referência of the Company, to be distributed in connection with the offer and sale of the Brazilian Shares in Brazil (the “Preliminary Brazilian Prospectus”), a Portuguese-language Brazilian final prospectus, dated as of the date hereof, which incorporates by reference the Formulário de Referência of the Company, to be distributed in connection with the offer and sale of the Brazilian Shares in Brazil (the “Final Brazilian Prospectus” and, together with the Preliminary Brazilian Prospectus, the “Brazilian Prospectus”).

In connection with the offer, sale and placement of the International Offered Securities in the International Offering, the Company has prepared and filed, in accordance with the provisions of the Securities Act, with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form F-3 (File No. 333-280420) under the Securities Act, dated June 21, 2024, relating to the International Offering under the Securities Act and including the related base prospectus in the Form F-3 (the “Base Prospectus”), which registration statement incorporated by reference documents which the Company has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). Such registration statement has become effective under the Securities Act.

In connection with the offer and sale of the Brazilian Firm Shares in the Brazilian Offering, the Company has prepared and executed a statement concerning its status as an issuer with significant market exposure (emissor com grande exposição ao mercado), pursuant to CVM Resolution No. 80 (as defined below), and as required under the automatic registration proceeding with the Brazilian Securities Commission (Comissão de Valores Mobiliários) (the “CVM”), in accordance with CVM Resolution No. 160, dated July 13, 2022, as amended (the “CVM Resolution No. 160”).

The Company and the Selling Shareholder understand that the Brazilian Underwriters have appointed the international placement agents named in Schedule I hereto (collectively, the “International Placement Agents”), as represented by the Representatives, as their placement agents for the facilitation of the placement of the International Firm Shares outside Brazil, including the United States. The International Firm Shares purchased by investors not residing in Brazil will be placed outside Brazil by the International Placement Agents and will be settled in Brazil and paid for in Brazilian reais and their offer is being placed by the Brazilian Underwriters pursuant to the Brazilian Underwriting Agreement. The Company agrees that the International Underwriters and the International Placement Agents may offer, place or sell the Securities to or through any affiliate of an International Underwriter or Placement Agent. The parties hereto understand and agree that the rights, representations, warranties, obligations, covenants and indemnities of this Agreement made or owed to the International Underwriters by the Company and the Selling Shareholder shall also inure to, be for the benefit of and may be relied upon by the International Placement Agents in the context of their placement of the International Firm Shares outside of Brazil. It is further understood that investors residing outside Brazil may purchase the International Firm Shares if they comply with the registration requirements established by the Brazilian Monetary Council (Conselho Monetário Nacional), CVM and the Brazilian Central Bank (Banco Central do Brasil, the “Central Bank”), each as applicable.

The offering of the ADSs and the Underlying Shares by the International Underwriters and the placement of the International Firm Shares to persons outside of Brazil by the International Placement Agents are referred to collectively herein as the “International Offering.” The offering of Shares by the Brazilian Underwriters to persons in Brazil is referred to herein as the “Brazilian Offering.” The International Offering and the Brazilian Offering are referred to collectively herein as the “Global Offering.”

To the extent that (i) Banco BTG Pactual S.A. – Cayman Branch intends to sell ADSs or International Firm Shares in the United States, it will do so only through BTG Pactual US Capital, LLC or one or more U.S. registered broker-dealers, or otherwise as permitted by applicable U.S. law; (ii) XP Investimentos Corretora de Câmbio, Títulos e Valores Mobiliários S.A intends to sell ADSs or International Firm Shares in the United States, it will do so only through XP Investments US, LLC or one or more U.S. registered broker-dealers, or otherwise as permitted by applicable U.S. law; (iii) Banco Bradesco BBI S.A. intends to sell ADSs or International Firm Shares in the United States, it will do so only through Bradesco Securities, Inc. or one or more U.S. registered broker-dealers, or otherwise as permitted by applicable U.S. law; (iv) Safra Securities LLC is executing this Agreement in its capacity as International Placement Agent (represented by the Representatives) and is not participating in the offering and sale of ADSs. For the avoidance of doubt and notwithstanding anything herein to the contrary, Safra Securities LLC will place only Common Shares (and not ADSs) outside of Brazil, including the United States.

1.                The Company represents and warrants to, and agrees with, each of the International Underwriters and the International Placement Agents that:

(a)              An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”) on Form F-3 (File No. 333-280420) in respect of the International Offered Securities registered pursuant thereto has been filed with the Commission not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became effective on filing, and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company (any preliminary prospectus relating to the International Offered Securities filed with the Commission pursuant to Rule 424(b) under the Securities Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and including any prospectus supplement relating to the International Offered Securities that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Base Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(c) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the International Offered Securities filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 5(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Base Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Securities Act, as of the date of such prospectus; any reference to any amendment or supplement to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the International Offered Securities filed with the Commission pursuant to Rule 424(b) under the Securities Act and any documents filed under the Exchange Act, and incorporated therein, in each case after the date of the Base Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; any oral or written communication with potential investors in the United States undertaken in reliance on Rule 163B under the Securities Act is hereinafter called a “Testing-the-Waters Communication”; and any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act is hereinafter called a “Written Testing-the-Waters Communication”; and any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”);

(b)             (A) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and (B) each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 11(c));

(c)              For the purposes of this Agreement, the “Applicable Time” is 7:00 p.m. (Eastern time) on the date of this Agreement. The Pricing Prospectus, as supplemented by the information listed on Schedule III(c) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time did not, and as of the Time of Delivery (as defined in Section 5(a) of this Agreement) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package, and any “roadshow” as defined in Rule 433(h) under the Securities Act (a “road show”), as of the Applicable Time, did not, and as of the Time of Delivery will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with the Underwriter Information;

(d)             The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information; and no such or any other documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule III(c) hereto;

(e)              The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of the Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information;

(f)              A registration statement on Form F-6 (File No. 333-185993) in respect of the ADSs has been filed with the Commission; such registration statement, in the form heretofore delivered to the Representatives, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been, to the Company’s knowledge, initiated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto and documents incorporated by reference therein, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects, to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(g)             Each of the Registration Statement, the Pricing Prospectus and the Prospectus does not omit any material information about the Company and its subsidiaries taken as a whole that is included in each of the Preliminary Brazilian Prospectus and the Final Brazilian Prospectus, as the case may be, except in each case for differences in form pursuant to reporting requirements applicable to each of the Preliminary Brazilian Prospectus and Final Brazilian Prospectus. For purposes of this Agreement, the term “subsidiary” shall mean, as to any person, any entity of which such person directly or indirectly owns a majority of the outstanding voting shares or which such person otherwise has the ability to elect a majority of the members of the board of directors or the governing body of such person;

(h)             Neither the Company nor any subsidiary of the Company has, since the date of the latest audited consolidated financial statements included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, (i) sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole, in each case otherwise than as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, there has not been (x) any change in the capital stock or long term debt of the Company or any of its subsidiaries or (y) any Material Adverse Effect (as defined below); as used in this Agreement, “Material Adverse Effect” shall mean any material adverse change or effect, or any development involving a prospective material adverse change or effect, in or affecting (i) the business, properties, general affairs, reputation, prospects, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) the ability of the Company to perform its obligations under this Agreement and the Brazilian Underwriting Agreement, to consummate the transactions contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus;

(i)               Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, each of the Company and each subsidiary has good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, charges, encumbrances and title defects that, individually or in the aggregate, would have a Material Adverse Effect with respect to the Company; and each of the Company and each of its subsidiaries holds any leased real or personal property under valid and enforceable leases with no terms or provisions that would, individually or in the aggregate, have a Material Adverse Effect with respect to the Company;

(j)               The Company and each of its subsidiaries has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus; and each subsidiary of the Company has been listed in the Registration Statement, the Pricing Prospectus and the Prospectus;

(k)             The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the capital stock contained in the Registration Statement, the Pricing Prospectus and the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(l)               Upon due and authorized issuance by the ADS Depositary of the ADSs, as may be evidenced by ADRs, against deposit of the Underlying Shares in respect thereof in accordance with the provisions of the ADS Deposit Agreement and upon payment by the International Underwriters for the ADSs in accordance with the provisions of this Agreement, such ADSs will (i) be duly and validly issued, and the persons in whose names the ADSs or ADRs, as applicable, are registered will be entitled to the rights specified therein and in the ADS Deposit Agreement, (ii) be freely transferable by the Company to or for the account of the several International Underwriters and the initial purchasers thereof; and there are no restrictions on subsequent transfers of the ADSs, except as described in the Registration Statement, the Pricing Prospectus and the Prospectus and (iii) will conform to the description of the ADSs described in the Registration Statement, the Pricing Prospectus and the Prospectus;

(m)            The Common Shares to be sold by the Selling Shareholder and placed by the International Placement Agents, have been duly and validly authorized and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right, and will conform to the description of the shares of common stock of the Company contained in the Registration Statement, the Pricing Prospectus and the Prospectus;

(n)             [Reserved];

(o)             Except as otherwise disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to sell to it any shares of any capital stock or other equity interests of the Company, including any of the Securities, and (ii) no person has any preemptive rights, resale rights, co-sale or rights of first refusal, options, warrants, or other rights to purchase, or convert or exchange any securities for any shares of any capital stock or other equity interests of the Company, including any of the Securities, in the case of each of the foregoing clauses (i) and (ii), whether as a result of the sale of the Securities as contemplated by the Transaction Documents (as defined below) or otherwise;

(p)             The Company has been duly registered with the CVM as a category “A” publicly-traded corporation (as defined in CVM Resolution No. 80, of March 29, 2022, as amended (“CVM Resolution No. 80”)), the shares of common stock issued by the Company are admitted for trading with the B3 and the Company is listed in the Novo Mercado segment of the B3; and there are no restrictions on subsequent transfers of the Securities under the laws of Brazil and of the United States, other than as described in the Registration Statement, the Pricing Prospectus and the Prospectus and CVM Resolution No. 160, and the Company has not received any notice of any proceedings relating to the delisting of the Company from such segment of the B3;

(q)             The issuance and sale or placement of the Securities and the compliance by the Company with this Agreement and the Brazilian Underwriting Agreement and the consummation of the transactions contemplated in this Agreement, the Brazilian Underwriting Agreement and the Pricing Prospectus, including, but not limited to, the engagement of the Brazilian Underwriters, the International Underwriters and the International Placement Agents, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except as disclosed in the Company’s Form 20-F for the fiscal year ended December 31, 2023, as supplemented by the Company’s Form 6-K, furnished to the Commission on June 24, 2024, containing interim consolidated financial statements and discussion of recent developments (the “Form 20-F”), which is incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus as to the waivers that have been approved but remain subject to certain terms and conditions set forth therein, (B) the estatuto social, certificate of incorporation or by-laws (or other applicable organizational document) of the Company, or (C) any existing statute or any judgment, order, rule or regulation (including any statute, judgment, order, rule or regulation related to any applicable bidding process) of any competent court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or any stock exchange, domestic or foreign, except, in the case of subclauses (A) and (C) for such defaults, breaches, or violations that would not, individually or in the aggregate, have a Material Adverse Effect;

(r)              No consent, approval, authorization, or order of, or filing or registration with, any U.S. or Brazilian person (including any governmental agency, body, court, stock exchange or regulatory commission) having jurisdiction over the Company is required to be obtained or made by the Company for the execution, delivery and performance by the Company of each of the Transaction Documents to which the Company is a party, the placement, as applicable, of each of the Securities and the consummation of the transactions contemplated by each of the Transaction Documents, except for the following items, all of which have been obtained or will be duly obtained, prior to the Time of Delivery; except for item (vii) below, which must be filed within 7 days of the date on which the Anúncio de Encerramento relating to the Global Public Offering is disclosed: (i) by the Selling Shareholder, through São Paulo State Law No. 17,853, dated December 8, 2023, for the sale of the Company’s common shares through an auction or secondary offering on the relevant stock exchanges within and outside of Brazil or via a primary public offering within and outside of Brazil; (ii) by the Selling Shareholder, regarding the (a) details of the privatization structure, (b) the minimum price per Common Share, and (c) the final price per Common Share; (iii) for the registration of the Securities under the Securities Act, (iv) by the B3 relating to the (a) maintenance of the authorization for trading of the shares of common stock of the Company on the B3; and (b) maintenance of the Company’s adherence to the rules of the Novo Mercado segment, (v) by the CVM relating to the (a) Global Offering, which has been obtained and remains in full force and effect or will be obtained prior to the Closing Date, (b) maintenance of the Company’s registration as a category “A” publicly-traded company (sociedade por ações com registro de emissor de valores mobiliários – categoria “A” da CVM), (c) the filing of communications required to be published pursuant CVM Resolution No. 160 and CVM Resolution No. 44, dated August 23, 2021, and of any other documents related to the offering of the Securities required to be published or otherwise made available through the CVM; and (d) the filing with the CVM of any marketing materials used in the Brazilian Offering, pursuant to CVM Resolution No. 160; and (vi) maintenance of the Company’s ADR program with the SEC, (vii) registration of the Global Offering with the Associação Brasileira das Entidades dos Mercados Financeiro e de Capitais (“ANBIMA”), as applicable, (viii) the approval of the listing of the ADSs on the New York Stock Exchange (the “Exchange”), and (ix) such approvals as may be required by the securities or Blue Sky laws of the various states in connection with the offer or sale of the Securities (including the International Firm Shares);

(s)              Neither the Company nor any of its subsidiaries is (i) in violation of its estatuto social, contrato social, certificate of incorporation or by-laws (or other applicable organization document), (ii) in violation of any statute or any judgment, order, rule or regulation (including any statute, judgment, order, rule or regulation related to any applicable bidding process) of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, permit, contract, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except as disclosed in the Form 20-F, which is incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus as to the waivers that have been approved but remain subject to certain terms and conditions set forth therein and except, in the case of the foregoing clauses (ii) and (iii), for such defaults as would not, individually or in the aggregate, have a Material Adverse Effect;

(t)               The statements set forth in the Registration Statement, the Pricing Prospectus and the Prospectus under (i) the caption “Description of Common Shares and American Depositary Shares”, insofar as it purports to constitute a summary of the terms of the common shares of the Company and the ADSs, (ii) under the caption “Taxation”, and (iii) under the caption “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects

(u)             Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no pending actions, suits, proceedings inquiry or investigation (“Actions”) against or affecting the Company or any of its subsidiaries or, to the best knowledge of the Company, against or affecting any of their respective directors, officers and properties before or brought by any court, arbitrator or governmental agency or body that, if determined adversely to the Company or any such subsidiary, would individually or in the aggregate have a Material Adverse Effect and, to the best of the Company’s knowledge, no such Actions are threatened or contemplated; there are no current or pending Actions that are required under the Securities Act to be described in the Registration Statement, the Pricing Prospectus and the Prospectus that are not so described therein; and there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Prospectus and the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Prospectus and the Prospectus;

(v)             The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the rules and regulations of the Commission promulgated thereunder;

(w)            The Company does not believe that it was a passive foreign investment company (a “PFIC”), as defined in section 1297 of the Internal Revenue Code of 1986, as amended, for the year ended December 31, 2023, and, based on its audited consolidated financial statements and its current expectations regarding the value and nature of its assets, the sources and nature of its income, and relevant market and shareholder data, the Company does not expect that it will be classified as a PFIC for the fiscal year ending on December 31, 2024;

(x)             (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Securities Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act; and (B) at the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act;

(y)             BDO RCS Auditores Independentes S.S. Ltda., who have (a) audited consolidated financial statements of the Company and its subsidiaries and have audited the Company’s internal control over financial reporting and management’s assessment thereof as of and for the year ended December 31, 2023 and (b) performed a review in accordance with AS 4105 (Review of Interim Financial Information) of the Company’s interim financial information as of and for the three months ended March 31, 2024, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder and pursuant to all applicable laws and regulations in Brazil including those established by the Conselho Federal de Contabilidade – Brazilian Federal Accounting Counsel;

(z)              Grant Thornton Brasil Ltda., who have audited the Company’s financial statements as of and for the years ended December 31, 2022 and 2021 and performed a review in accordance with AS 4105 (Review of Interim Financial Information) of the Company’s interim condensed statements of income, of comprehensive income, of changes in shareholders’ equity and of cash flows for the three months ended March 31, 2023, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder and pursuant to all applicable laws and regulations in Brazil including those established by the Conselho Federal de Contabilidade – Brazilian Federal Accounting Counsel;

(aa)           Except as disclosed in the Form 20-F, which is incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, under Item 3.D.—“Risks Relating to Our Business—If we do not remedy the material weakness in our internal controls, the reliability of our financial statements may be materially affected” and under Item 15 with respect to the Company’s efforts to remediate its material weakness, the Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of the Company’s consolidated financial statements in conformity with applicable accounting rules and standards and to maintain accountability for assets, (iii) access to assets of the Company and its subsidiaries is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(bb)          Except as disclosed in the Form 20-F, which is incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, under Item 3.D.—“Risks Relating to Our Business—If we do not remedy the material weakness in our internal controls, the reliability of our financial statements may be materially affected” and under Item 15, since the date of the latest audited consolidated financial statements included or incorporated by reference in the Pricing Prospectus or the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(cc)           The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to provide reasonable assurance that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and except as disclosed in the Form 20-F, which is incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, under Item 3.D.—“Risks Relating to Our Business—If we do not remedy the material weakness in our internal controls, the reliability of our financial statements may be materially affected” and under Item 15, such disclosure controls and procedures are effective;

(dd)          Neither the Company nor any of its subsidiaries, nor any of their respective directors and officers nor, to the knowledge of the Company, any employee or agent acting on behalf of the Company or any of its subsidiaries (other than the International Underwriters, the Brazilian Underwriters, their affiliates or any person associated with or acting on behalf of any of the foregoing, as to whom the Company makes no representation or warranty) has taken any action to (i) make, offer, promise or authorize any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity (or taken any act in furtherance thereof); (ii) make, offer, promise or authorize any direct or indirect unlawful payment to any foreign or domestic government official or employee (or to a third party at the request or acquiescence of the foreign or domestic government official or employee); or (iii) violate or to be in violation of any provision of Brazilian anti-bribery or anti-corruption law (including but not limited to Brazilian Anti-Corruption Law No. 12,846 dated August 1, 2013, as amended (the “Brazilian Clean Company Act”), or Decree No. 11,129, dated July 11, 2022) or regulation regarding illegal payments or corrupt practices, the Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations thereunder, the Bribery Act 2010 of the United Kingdom, in each case, to the extent applicable, or any other applicable anti-corruption, anti-bribery or related law, statute or regulation (collectively, “Anti-Corruption Laws”); the Company and its subsidiaries have conducted their businesses in compliance with Anti-Corruption Laws and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such applicable laws;

(ee)           The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the requirements of applicable anti-money laundering laws, including, but not limited to, Brazilian Law No. 9,613, dated March 3, 1998, as amended, and, to the extent applicable, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, and the anti-money laundering laws of the various jurisdictions in which the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulation or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(ff)            Neither the Company nor any of its subsidiaries, nor any of their respective directors and officers nor, to the knowledge of the Company, any employee or agent, acting on behalf of the Company or any of its subsidiaries (other than the International Underwriters, the Brazilian Underwriters, their affiliates or any person associated with or acting on behalf of any of the foregoing, as to the Company makes no representation or warranty) is (i) currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the European Union, His Majesty’s Treasury, the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized, or resident in a country or territory that is the subject or target of Sanctions (a “Sanctioned Jurisdiction”); neither the Company nor any of its subsidiaries is engaged in, or has, at any time since April 24th, 2019, engaged in, any dealings or transactions with or involving any individual or entity that was or is, as applicable, at the time of such dealing or transaction, the subject or target of Sanctions or with any Sanctioned Jurisdiction; the Company and its subsidiaries have instituted, and maintain, policies and procedures designed to promote and achieve continued compliance with Sanctions;

(gg)          (a) The consolidated financial statements of the Company and its subsidiaries (the “Consolidated Group”) as of December 31, 2023, 2022 and 2021 and for the years then ended and the interim financial information of the Company as of and for the three months ended March 31, 2024 and 2023 were prepared in accordance with International Financial Reporting Standards, as issued by the International Accounting Standards Board, consistently applied, and give a true and fair view in all material respects of the financial position of the Company and the Consolidated Group as at the dates, and the results of operations and changes in financial position of the Company and the Consolidated Group for the periods, in respect of which they have been prepared, and (b) neither the Company nor any other member of the Consolidated Group has any contingent obligations, liabilities for taxes or any other outstanding obligations or liabilities, fixed or contingent, which are material individually or in the aggregate, except as disclosed in the Company’s financial statements aforementioned herein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectus or the Prospectus under the Securities Act or the rules and regulations promulgated thereunder. All disclosures contained in the Registration Statement, the Pricing Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable;

(hh)          The Company and its subsidiaries own, possess, have license to or, to the Company’s best knowledge, can acquire on reasonable terms sufficient trademarks, trade names, patent rights, copyrights, domain names, trade secrets, brands, inventions, know-how and other intellectual property, including registrations and applications for registration thereof (collectively, “Intellectual Property Rights”) necessary or material to the conduct of the business now conducted by them, and the expected expiration of any such Intellectual Property Rights that the Company or its subsidiaries expect to expire would not, individually or in the aggregate, have a Material Adverse Effect. (i) Except for licenses granted in the ordinary course of business, there are no rights of third parties to any of the Intellectual Property Rights owned by the Company or its subsidiaries (the foregoing, for the avoidance of doubt, shall only be interpreted as a representation as to the validity or enforceability of any such Intellectual Property Rights as limited to the Company’s knowledge); (ii) there is no infringement, misappropriation breach, default or other violation, or the occurrence of any event that with notice or the passage of time would constitute any of the foregoing, by the Company, its subsidiaries or, to the Company’s knowledge, third parties of any of the Intellectual Property Rights of the Company or its subsidiaries; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or any subsidiary’s rights in or to, or the violation of any of the terms of the licenses to, any of their Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any such Intellectual Property Rights, and the Company and its subsidiaries are unaware of any facts which would form a reasonable basis for any such claim; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any subsidiary infringes, misappropriates or otherwise violates or conflicts with any Intellectual Property Rights of others and the Company is unaware of any other fact which would form a reasonable basis for any such claim; and (vi) none of the Intellectual Property Rights used by the Company or its subsidiaries in their businesses has been obtained or is being used by the Company or its subsidiaries in violation of any contractual obligation binding on the Company or any of its subsidiaries or in violation of the rights of any persons, except in each case covered by clauses (i) – (vi) such as would not, if determined adversely to the Company or any of its subsidiaries, individually or in the aggregate, have a Material Adverse Effect;

(ii)             The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted; the Company and its subsidiaries have implemented and maintained reasonable controls, policies, procedures, and safeguards to maintain and protect their confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)), used in connection with their businesses, consistent with industry standards and practices, or as required by applicable regulatory standards in the jurisdiction in which the Company and its subsidiaries conduct their activities. There have been no material security breaches, violations, outages or incidents, unauthorized accesses or disclosure to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same; the Company and its subsidiaries are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification;

(jj)             Except as disclosed in the Form 20-F, which is incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, under Item 8.A.—“Legal Proceedings”—“Labor Claims”, (i) neither the Company nor any of its subsidiaries has been found guilty of, or is engaged in, working conditions analogous to slavery or forced labor, prostitution or child labor practice, as defined in the Brazilian legislation and in each jurisdiction where the Company and any of its subsidiaries operate; (ii) neither the Company nor any of its subsidiaries is engaged in any illegal labor practice; (iii) (A) there is no illegal labor practice complaint pending, threatened or, to the Company’s knowledge, contemplated against the Company or any of its subsidiaries, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor-related legal proceedings, slowdown or stoppage is pending, threatened or, to the Company’s knowledge, contemplated against the Company or any of its subsidiaries and (C) no union representation dispute currently exists, or is pending or threatened, concerning the employees of the Company or any of its subsidiaries; and (iv) to the Company’s knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of its subsidiaries and (B) there has been no violation of any Brazilian federal, state or local law or any foreign law relating to discrimination in the hiring, promotion or pay of employees or any applicable wage or hour laws concerning the employees of the Company or any of its subsidiaries; except in each of the foregoing clauses (ii), (iii) and (iv) that if determined adversely to the Company or any of its subsidiaries, as the case may be, would not individually or in the aggregate have a Material Adverse Effect;

(kk)          No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Registration Statement, the Pricing Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(ll)             Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in each of the Registration Statement, the Pricing Prospectus and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects;

(mm)       There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications;

(nn)          Except for the Brazilian Stabilization Agreement, neither the Company nor any of its subsidiaries or affiliates has taken or will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or any of its subsidiaries to facilitate the initial sale, resale or placement of the Securities, as applicable, or in connection with the offering of the Securities. Neither the Company nor any of its subsidiaries or affiliates has issued or will issue, without the prior consent of the Representatives, any stabilization announcement relating to the proposed offering of Securities;

(oo)          Except as disclosed in the Form 20-F, which is incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, under Item 8.A.—“Legal Proceedings”—“Environmental Claims”, the Company and its subsidiaries possess, and are in compliance with the terms of, all adequate certificates, authorizations, licenses, concessions and permits (“Licenses”) necessary or material to the conduct of the business now conducted or proposed in the Registration Statement, the Pricing Prospectus and the Prospectus to be conducted by them and have not received any notice of proceedings relating to the revocation or modification of any Licenses that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect;

(pp)          All returns, reports or filings which ought to have been made by or in respect of the Company and its subsidiaries for taxation purposes have been made and to the best of the Company’s knowledge all such returns are up to date, correct and on a proper basis and are not the subject of any material dispute with the relevant revenue or other appropriate authorities and the Company is not aware of any present circumstances likely to give rise to any such material dispute. The Company reasonably believes that the provisions for income tax included in its financial statements have been calculated on a proper basis in respect of all accounting periods ended on or before the accounting reference date to which the financial statements relate for which the Company or any subsidiary was then or might at any time thereafter become or have become liable. To date, the Company is not aware of any tax deficiency which has arisen or has been asserted against the Company or any subsidiary that would be considered material in the context of the Securities;

(qq)          The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Pricing Disclosure Package, the Registration Statement, the Pricing Prospectus or the Prospectus (exclusive of any amendment or supplement thereto); and the Company is not aware of any pending, or threatened, to the best of the Company’s knowledge, investigation which might lead to such an action, suit, demand or claim, which action, suit, demand or claim, individually or in the aggregate, would have a Material Adverse Effect;

(rr)            In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect;

(ss)            The Company and its subsidiaries are insured by insurers that the Company and its subsidiaries (i) reasonably believe to be financially sound against such losses and risks and in such amounts as are prudent and customary for the businesses in which they are engaged and the geographic regions in which they do business; (ii) the insurance policies referenced in (i) above are in full force and effect; (iii) the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; (iv) neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and (v) neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a reasonable cost; except in respect of each of the foregoing subclauses (i) to (v), as would not have a Material Adverse Effect;

(tt)             Except for this Agreement and the Brazilian Underwriting Agreement, there are no contracts, agreements (whether written or oral) or understandings between the Company (or any of its subsidiaries) and any person that would give rise to a valid claim against the Company (or any of its subsidiaries) or any International Underwriter or Brazilian Underwriters (or any of its subsidiaries) for a brokerage commission, finder’s fee or other like payment in connection with the offering, sale or placement of the Securities or any of the transactions contemplated in the Transaction Documents;

(uu)          No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission, the issuance of the Common Shares and the sale of the ADSs and the placement of the International Firm Shares hereunder;

(vv)          No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in each of the Registration Statement, the Pricing Prospectus and the Prospectus and that is not so described in such documents and in each of the Registration Statement, the Pricing Prospectus and the Prospectus;

(ww)        No subsidiary of the Company is currently restricted or prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, or from repaying to the Company any loans or advances to such subsidiary from the Company or from taking any similar actions;

(xx)          None of (i) the holders of International Offered Securities that are not residents of Brazil, (ii) the International Underwriters or (iii) the ADS Depositary will be deemed resident, domiciled, carrying on business or subject to taxation in Brazil on an overall income basis solely by the execution, delivery, performance or enforcement of the Transaction Documents or the issuance of the Common Shares or sale or placement of the Securities, as applicable, or by virtue of the ownership or transfer of the Securities or the receipt of payments pursuant to any of the Transaction Documents;

(yy)          The Company has no reason to believe that any of the provisions of the Transaction Documents are or would be deemed to be against Brazilian national sovereignty, public policy, morality or to violate human dignity (as provided in Article 17 of the Law of Introduction to the Brazilian Law in Article 963, VI, of the Brazilian Code of Civil Procedure and in Article 216-F of the Brazilian Superior Court of Justice’s Regiment);

(zz)           The Company is a “foreign private issuer” as defined in Rule 405 under the Securities Act;

(aaa)        The Company has not sold, issued or distributed any of its common shares during the six-month period preceding the date hereof, including any sales pursuant to Section 4(a)(2) or Rule 144A under, or Regulation D or S of, the Securities Act, other than common shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants;

(bbb)       Each of the Transaction Documents to which the Company is a party, has been duly authorized, executed and delivered by the Company, and when duly executed and delivered in accordance with its terms by each of the parties thereto, each constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability;

(ccc)        No stamp, documentary, issuance, registration, transfer, withholding, capital gains, income or other taxes or duties are payable by or on behalf of the International Underwriters, Brazilian Underwriters or International Placement Agents in Brazil or to any taxing authority thereof or therein, the United States or any political subdivision or taxing authority thereof solely in connection with (i) the execution, delivery and performance of this Agreement and the Brazilian Underwriting Agreement, (ii) the issuance and delivery of the Securities in the manner contemplated by this Agreement, the Registration Statement, the Pricing Prospectus and the Prospectus or (iii) the sale or placement and delivery by the International Underwriters and the International Placement Agents, as applicable, of the Securities as contemplated herein and in the Registration Statement, the Pricing Prospectus and the Prospectus, except for the expenses provided for in this Agreement and in the Brazilian Underwriting Agreement;

(ddd)       Neither the Company nor any of its subsidiaries or assets has immunity under Brazilian, U.S. federal or New York state law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Brazilian, U.S. federal or New York state court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court with respect to their respective obligations, liabilities or any other matter under or arising out of or in connection with this Agreement and the Brazilian Underwriting Agreement, except for (i) assets of the Company and its subsidiaries that are considered essential for the rendering of public services under any concession, lease or other agreement (bens vinculados à concessão or bens reversíveis) to which the Company or any of its subsidiaries is a party, according to the general principles of continuation and preservation of public service under Brazilian law; and (ii) the transfer of certain assets and/or rights owned by the Company and/or its subsidiaries may be subject to prior legal authorization by the Legislative House of the State of São Paulo, as provided by the Brazilian laws; and, to the extent that the Company or any of its subsidiaries or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated by this Agreement and the Brazilian Underwriting Agreement, may at any time be commenced, the Company has, pursuant to Section 24 of this Agreement, waived, and it will waive, or will cause its subsidiaries to waive, such right to the extent permitted by law;

(eee)        Any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against the Company based upon this Agreement would be declared enforceable against the Company by the courts of Brazil, without reconsideration or reexamination of the merits, provided that the conditions described under the caption Service of Process and Enforcement of Judgments in Brazil of the Registration Statement, the Pricing Prospectus or the Prospectus are fulfilled;

(fff)          The choice of laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of Brazil and will be honored by the courts of Brazil, provided that these laws as interpreted are not found to contravene Brazilian public policy, national sovereignty or good morals;

(ggg)       The Company has the power to submit, and pursuant to Section 23 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York state and United States federal court sitting in the City of New York and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in such court. Service of process effected in the manner set forth in this Agreement, assuming validity under the laws of the State of New York, will be effective, insofar as Brazilian law is concerned, to confer valid personal jurisdiction over the Company;

(hhh)       The indemnification and contribution provisions set forth in Section 11 hereof do not contravene Brazilian law or public policy;

(iii)           (i) There are no limitations under Brazilian law on the rights of holders of Securities to hold or vote (subject to the Company’s bylaws in effect from time to time) or transfer their respective Securities, (ii) other than any approvals required in accordance with the bylaws of the Company, no approvals are currently required in Brazil (including any foreign exchange or foreign currency approvals) in order for the Company to pay dividends, interest attributable to shareholders’ equity or other distributions declared by the Company to the holders of the Securities, including the ADS Depositary (with respect to the Underlying Shares) to the extent the investment in Securities is duly registered with the Central Bank of Brazil, (iii) all dividends declared and payable by the Company may be paid in Brazilian reais exchangeable into U.S. dollars to the ADS Depositary free and clear of any tax, duty, withholding or deduction imposed by or in Brazil and (iv) interest attributable to shareholders’ equity (juros sobre o capital próprio) declared and payable by the Company may be paid in Brazilian reais exchangeable into U.S. dollars to the ADS Depositary in situations where the amount payable will be subject to income tax withholding imposed in Brazil;

(jjj)           No exchange control authorization or any other authorization, approval, consent or license of any governmental authority or regulatory agency or court in Brazil is required for the payment of any amounts payable under the Transaction Documents. Any amounts payable with respect to the Common Shares (including Underlying Shares represented by ADSs) (i) upon liquidation of the Company or upon redemption thereof and (ii) in the form of dividends, interest attributable to shareholders’ equity or other distributions declared and payable on the Common Shares (including Underlying Shares represented by ADSs) shall be paid by the Company in Brazilian reais that may be converted into foreign currency and freely transferred out of Brazil, without the necessity of obtaining any governmental authorization in Brazil or any political subdivision or taxing authority thereof or therein, as long as the investment in respect of the Common Shares is duly registered with the Central Bank and, if applicable, the CVM. Except as described in or expressly contemplated by each of the Registration Statement, the Pricing Prospectus and the Prospectus under the heading “Taxation,” no such payments made to holders who are non-residents of Brazil are subject to income, withholding or other taxes under laws and regulations of Brazil or any political subdivision or taxing authority thereof or therein, and all such payments will otherwise be free and clear of any other tax, duty, withholding or deduction in Brazil or any political subdivision or taxing authority thereof or therein;

(kkk)       This Agreement and the Brazilian Underwriting Agreement is in proper legal form under the laws of Brazil for the enforcement thereof in Brazil against the Company. For the legality, validity, enforceability or admissibility into evidence of any of the ADS Registration Statement, Registration Statement, the Pricing Prospectus, the Prospectus or this Agreement, it is not necessary that such documents be filed or recorded with any court or other authority in Brazil, provided, however, that in order to be enforceable and admissible into evidence in the courts or governmental agencies or bodies or other authority of Brazil is duly apostilled by a competent authority of the United States, according to the Hague Convention Abolishing the Requirement of Legalization for Foreign Public Documents of 5 October 1961, or the Hague Convention. If such decision emanates from a country that is not a signatory of the Hague Convention, it must be authenticated by a Brazilian diplomatic office or consulate, and accompanied by a sworn translation into Portuguese made by a sworn translator in Brazil, unless an exemption is provided by an international treaty to which Brazil is a signatory;

(lll)           Any holder of the Securities and each International Underwriter and International Placement Agent are each entitled to sue as plaintiff in the court of the jurisdiction of formation and domicile of the Company for the enforcement of their respective rights under this Agreement and the Securities and such access to such courts will not be subject to any conditions which are not applicable to residents of such jurisdiction or a company incorporated in such jurisdiction except that plaintiffs, whether Brazilian or non-Brazilian, not residing in Brazil and not owning real property in Brazil, may be required to guarantee payment of a possible order for payment of court costs and attorney’s fees, as described under “Service of Process and Enforcement of Judgments in Brazil” of the Registration Statement, the Pricing Prospectus and the Prospectus;

(mmm)  The selection of the International Underwriters, the International Placement Agents and the Brazilian Underwriters in connection with the Global Offering has been conducted in accordance with the provisions of the laws and regulations applicable to the Company, specifically Brazilian Law No. 13,303, as provided under the category “exempt from bidding or bidding not required”, and including in respect of, but not limited to, conducting an administrative proceeding substantiating and formalizing the direct hiring of the International Underwriters, the International Placement Agents and the Brazilian Underwriters without the need for a bidding process, as applicable, as well as the specific rules under Brazilian law relating to the contracting of services by state-owned companies or entities that are part of the direct or indirect public administration; and

(nnn)       The consummation by the Company of the transactions contemplated by the Transaction Documents are and will be in compliance with all applicable laws, decrees and regulations (including any laws, decrees or regulations related to any applicable bidding process) of any governmental agency, body or court governing the Company, including, but not limited to, public laws regarding the contracting of services by legal entities.

In addition, any certificate signed by any officer of the Company and required to be delivered to the International Underwriters, the Brazilian Underwriters, or their respective counsel at the Time of Delivery pursuant to Section 10 hereof in connection with the offering of the Securities, shall be deemed to be a representation and warranty by the Company as to matters covered thereby, to the International Underwriters and the International Placement Agents.

2.                The Selling Shareholder represents and warrants to, and agrees with, each of the International Underwriters and the International Placement Agents that:

(a)              The Pricing Disclosure Package, as of the Applicable Time did not, and as of the Time of Delivery will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package, and any roadshow, as of the Applicable Time, did not, and as of the Time of Delivery will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(b)             The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Pricing Prospectus and the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(c)              The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of the Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d)             [Reserved];

(e)              The representations and warranties of the Company in Section 1 of this Agreement, to the knowledge of the Selling Shareholder, are true and correct. Each of the Registration Statement, the Pricing Prospectus and the Prospectus do not omit any material information about the Selling Shareholder that is included in each of the Preliminary Brazilian Prospectus and the Final Brazilian Prospectus, as the case may be;

(f)              The Selling Shareholder has no present plan to dispose the remainder of its capital stock in the Company;

(g)             The Selling Shareholder is not prompted by any material information concerning the Company or any of its subsidiaries that is not disclosed in the Registration Statement, Pricing Prospectus and the Prospectus to sell its Securities pursuant to this Agreement and the Brazilian Underwriting Agreement;

(h)             The Selling Shareholder is familiar with the Registration Statement, the Pricing Prospectus and the Prospectus and (i) has no knowledge of any material fact, condition or information not disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus that has had, or may have, individually or in the aggregate, a material adverse effect on the ability of the Selling Shareholder to perform its obligations under the Transaction Documents to which it is a party, including the sale of the Securities, or to consummate the transactions contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus (a “Selling Shareholder’s Material Adverse Effect”) and (ii) to the best of its knowledge, is not aware of any material fact, condition or information not disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus that has had, or may have, individually or in the aggregate, a Material Adverse Effect on the Company;

(i)               The Selling Shareholder has, and immediately prior to the Time of Delivery (as defined in Section 5 hereof) the Selling Shareholder will have, good and valid title to the Securities to be sold by the Selling Shareholder pursuant to this Agreement and the Brazilian Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Securities and payment therefor pursuant to this Agreement and the Brazilian Underwriting Agreement (including the due and authorized issuance by the ADS Depositary of the ADSs, as may be evidenced by ADRs, against deposit of the Underlying Shares to be sold by the Selling Shareholder in respect thereof in accordance with the provisions of the ADS Deposit Agreement), good and valid title to such Securities, free and clear of all rights of any third-party, pledges, liens, security interests, charges, claims or encumbrances of any kind, will pass to the several International Underwriters and the initial purchasers thereof (in the case of the ADSs and Underlying Shares) or the subscribers thereof (in the case of the International Firm Shares); there are no restrictions on subsequent transfers of the Securities to be sold by the Selling Shareholder, except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, the Pricing Prospectus and the Prospectus;

(j)               Except as set forth in the Brazilian Stabilization Agreement, the Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or any of its subsidiaries to facilitate the initial sale, resale or placement of the Securities, as applicable, or in connection with the offering of the Securities. The Selling Shareholder has not issued and will not issue, without the prior consent of the Representatives, any stabilization announcement relating to the proposed offering of Securities;

(k)             The Selling Shareholder has full legal right, power and authority to enter into and perform its obligations under this Agreement and the Brazilian Underwriting Agreement, and to sell, assign, transfer and deliver the Securities to be sold by the Selling Shareholder pursuant to this Agreement and the Brazilian Underwriting Agreement;

(l)               Upon the sale and delivery to, and the subsequent sale and delivery by, the International Underwriters, and payment therefor (with respect to the ADSs and the Underlying Shares), and upon placement by the International Placement Agents, and payment therefor (with respect to the International Firm Shares), in each case pursuant to this Agreement, the International Underwriters and subsequently the party to which the International Underwriters sell and deliver the ADSs and the Underlying Shares held by the Selling Shareholder, and the party to which the International Placement Agents have placed the International Firm Shares, as the case may be, will acquire good, marketable and valid title to such ADSs and Underlying Shares or International Firm Shares, as the case may be, free and clear of all rights of any third-party, pledges, liens, security interests, charges, claims or encumbrances of any kind;

(m)            Each of the Transaction Documents to which the Selling Shareholder is a party, has been duly authorized, executed and delivered by the Selling Shareholder, and when duly executed and delivered in accordance with its terms by each of the parties thereto, each constitutes a valid and legally binding agreement of the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability;

(n)             Except as disclosed in the Form 20-F, which is incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, under Item 8.A.—“Legal Proceedings”—“Other Legal Proceedings” and —“Legal Claims Related to our Proposed Privatization”, there are no legal or governmental actions, suits, arbitrations or proceedings pending to which the Selling Shareholder is a party which, if determined adversely to the Selling Shareholder, would individually or in the aggregate have a Selling Shareholder’s Material Adverse Effect, or which are otherwise material to the rights of holders of the Securities;

(o)             Except for this Agreement and the Brazilian Underwriting Agreement, there are no contracts, agreements (whether written or oral) or understandings between the Selling Shareholder and any person that would give rise to a valid claim against the Selling Shareholder, Company (or any of its subsidiaries) or any International Underwriter, International Placement Agent or Brazilian Underwriter (or any of their respective subsidiaries) for a brokerage commission, finder’s fee or other like payment in connection with the offering, sale or placement of the Securities or any of the transactions contemplated herein and in the Brazilian Underwriting Agreement;

(p)             (i) No person has the right, contractual or otherwise, to cause such Selling Shareholder to sell to it any shares of any capital stock or other equity interests of the Company owned by the Selling Shareholder hereunder and (ii) no person has any preemptive rights, resale rights, co-sale or rights of first refusal, options, warrants, or other rights to purchase, or convert or exchange any securities for any shares of any capital stock or other equity interests of the Company owned by the Selling Shareholder hereunder, in the case of each of the foregoing clauses (i) and (ii), whether as a result of the sale of the Securities as contemplated pursuant to this Agreement, the Brazilian Underwriting Agreement or otherwise. The Selling Shareholder has no options, warrants or other rights to purchase, or rights to convert any securities for shares of capital stock of or ownership interests in the Company or any of its subsidiaries, including the Securities;

(q)             The Selling Shareholder has not sold common shares of the Company during the six-month period preceding the date hereof, including any sales pursuant to Section 4(a)(2) or Rule 144A under, or Regulation D or S of, the Securities Act. The Selling Shareholder has not entered nor will enter into any contractual arrangement with respect to the distribution of the Securities, except for this Agreement and the Brazilian Underwriting Agreement;

(r)              The Selling Shareholder is not aware of or has taken any action, in connection with the Company, directly or indirectly, that could result in sanction or a violation of the Brazilian Clean Company Act; and prohibition of non-compliance with the Brazilian Clean Company Act is covered by the codes of conduct or other procedures instituted and maintained by the Selling Shareholder;

(s)              Neither the Selling Shareholder, nor, to the knowledge of the Selling Shareholder, any employee or agent acting on behalf of the Selling Shareholder have taken any action to (i) make, offer, promise or authorize any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity (or taken any act in furtherance thereof); (ii) make, offer, promise or authorize any direct or indirect unlawful payment to any foreign or domestic government official or employee (or to a third party at the request or acquiescence of the foreign or domestic government official or employee); or (iii) violate or to be in violation of any provision of Anti-Corruption Laws applicable to the Selling Shareholder; the Selling Shareholder is in compliance with Anti-Corruption Laws applicable to the Selling Shareholder and has instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such applicable laws; the Selling Shareholder will not use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of Anti-Corruption Laws applicable to the Selling Shareholder;

(t)               The operations of the Selling Shareholder are and have been conducted at all times in compliance with the requirements of all Money Laundering Laws applicable to the Selling Shareholder and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Shareholder with respect to the Money Laundering Laws applicable to the Selling Shareholder is pending or, to the knowledge of the Selling Shareholder, threatened;

(u)             Neither the Selling Shareholder, nor, to the knowledge of the Selling Shareholder, any employee or agent acting on behalf of the Selling Shareholder is (i) currently the subject or the target of any Sanctions or (ii) located, organized, or resident in a Sanctioned Jurisdiction, the Selling Shareholder is not engaged in, or has, at any time since April 24th, 2019, not engaged in, any dealings or transactions with or involving any individual or entity that was or is, as applicable, at the time of such dealing or transaction, the subject or target of Sanctions or with any Sanctioned Jurisdiction; the Selling Shareholder has instituted, and maintain, policies and procedures designed to promote and achieve continued compliance with Sanctions;

(v)             The Selling Shareholder will not directly or indirectly use the proceeds of the offering of the Securities, or lend, contribute or otherwise make available such proceeds to any person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Jurisdiction or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, agent, advisor, investor or otherwise) of Sanctions or could result in the imposition of Sanctions;

(w)            Neither the Selling Shareholder, its properties or assets has immunity under Brazilian, U.S. federal or New York state law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Brazilian, U.S. federal or New York state court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court with respect to their respective obligations, liabilities or any other matter under or arising out of or in connection with this Agreement and the Brazilian Underwriting Agreement, except for properties, assets or revenues that are considered public assets in Brazil (bens públicos) and assets that are essential for the rendering of public services, which under Brazilian Law, are immune, and as further described in the Registration Statement, the Pricing Prospectus and the Prospectus;

(x)             No consent, approval, authorization, or order of, or filing or registration with, any U.S. or Brazilian person (including any governmental agency, body, court, stock exchange or regulatory commission) having jurisdiction over the Selling Shareholder is required to be obtained or made by the Selling Shareholder for the execution, delivery and performance by the Selling Shareholder of each of the Transaction Documents to which the Selling Shareholder is a party, the sale and placement, as applicable, of each of the Securities to be sold by the Selling Shareholder and the consummation of the transactions contemplated by each of the Transaction Documents, except for the following items, all of which have been obtained or will be duly obtained, prior to the Time of Delivery; except for item (iii) below, which must be filed within 7 days of the date on which the Anúncio de Encerramento relating to the Global Public Offering is disclosed,: (i) by the Selling Shareholder, through São Paulo State Law No. 17,853, dated December 8, 2023, for the sale of the Company’s common shares through an auction or secondary offering on the relevant stock exchanges within and outside of Brazil or via a primary public offering within and outside of Brazil; (ii) by the Selling Shareholder, regarding the (a) details of the privatization structure, (b) the minimum price per Common Share, and (c) the final price per Common Share; (iii) by the CVM relating to the Global Offering, which has been obtained and remains in full force and effect or will be obtained prior to the Closing Date, and the filing of communications required to be published pursuant CVM Resolution No. 160 and CVM Resolution No. 44, dated August 23, 2021, and of any other documents related to the offering of the Securities required to be published or otherwise made available through the CVM; (iv) registration of the Global Offering with the ANBIMA; and (v) such approvals as may be required by the securities or Blue Sky laws of the various states in connection with the offer or sale of the Securities (including those to be placed by the International Placement Agents);

(y)             The engagement of the International Underwriters, the International Placement Agents and the Brazilian Underwriters in connection with the Global Offering has been conducted in accordance with the provisions of the laws and regulations applicable to the Selling Shareholder, including in respect of, but not limited to, conducting an administrative proceeding substantiating and formalizing the direct hiring of the International Underwriters, the International Placement Agents and the Brazilian Underwriters without the need for a bidding process, as applicable, as well as the specific rules under Brazilian law relating to the contracting of services by entities that are part of the direct or indirect public administration;

(z)              All authorizations necessary to effect the privatization of the Company have been obtained, and the Global Offering complies with the legislation applicable thereto, including, but not limited to, São Paulo State Law No. 17,853, dated December 8, 2023, São Paulo State Law No. 9,361, dated July 5, 1996 and Brazilian Law No. 13,303, dated June 30, 2016;

(aa)           The sale of the Securities and the consummation by the Selling Shareholder of the transactions contemplated by the Transaction Documents are and will be in compliance with all laws, decrees and regulations (including any laws, decrees or regulations related to any applicable bidding process) of the Selling Shareholder or of any governmental agency, body or court, including, but not limited to, public laws regarding the contracting of services by legal entities;

(bb)          No stamp, documentary, issuance, registration, transfer, withholding, capital gains, income or other taxes or duties are payable by or on behalf of the International Underwriters, Brazilian Underwriters or International Placement Agents in Brazil or to any taxing authority thereof or therein, the United States or any political subdivision or taxing authority thereof solely in connection with (i) the execution, delivery and performance of this Agreement and the Brazilian Underwriting Agreement, (ii) the issuance and delivery of the Securities in the manner contemplated by this Agreement, the Registration Statement, the Pricing Prospectus and the Prospectus or (iii) the sale or placement and delivery by the International Underwriters and the International Placement Agents, as applicable, of the Securities as contemplated herein and in the Registration Statement, the Pricing Prospectus and the Prospectus, except for taxes payable by the Brazilian Underwriters, the International Underwriters and the International Placement Agents and other financial institutions that may participate in the Global Offering relating to fees and commissions they will receive with respect to the offering and sale or placement, as applicable, of the Securities; provided that any document subsequently brought into Brazil, for enforcement purposes, may be subject to Brazilian court fees and costs related to the sworn translation and registration of this Agreement with the appropriate registry of deeds and documents in Brazil. There is no tax, levy, impost, deduction, charge or withholding imposed, levied or made by or in Brazil or any political subdivision or taxing authority thereof or therein on or by virtue of the execution or delivery of this Agreement, the Registration Statement, the Pricing Prospectus and the Prospectus, other than the expenses provided for in this Agreement and in the Brazilian Underwriting Agreement;

(cc)           Any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against the Selling Shareholder based upon this Agreement would be declared enforceable against the Selling Shareholder by the courts of Brazil, without reconsideration or reexamination of the merits, provided that the conditions described under the caption “Service of Process and Enforcement of Judgments in Brazil” of the Registration Statement, the Pricing Prospectus and the Prospectus are fulfilled;

(dd)          The choice of laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of Brazil and will be honored by the courts of Brazil, provided that these laws as interpreted are not found to contravene Brazilian public policy, national sovereignty or good morals;

(ee)           The Selling Shareholder has no reason to believe that the indemnification and contribution provisions set forth in Section 11 hereof contravene Brazilian law or public policy;

(ff)            This Agreement and the Brazilian Underwriting Agreement is in proper legal form under the laws of Brazil for the enforcement thereof in Brazil against the Selling Shareholder. To ensure legality, validity or enforceability of this Agreement or and any other document furnished hereunder, it is not necessary that such documents be filed or recorded with any court or other authority in Brazil, provided, however, that in order to be enforceable and admissible into evidence in the courts or governmental agencies or bodies or other authority of Brazil (i) the signatures of the parties signing this Agreement and such related documents outside of Brazil shall have been notarized by a notary public licensed to act as such under the laws of the place of signing and the signature of such notary public shall have been authenticated by a consular official of Brazil in the competent Brazilian consulate of the place where they are executed or, if the place of signing is a contracting state to the Convention Abolishing the Requirement of Legalization for Foreign Public Documents, dated October 5, 1961, apostilled, or as otherwise provided by an international treaty to which Brazil is a signatory, (ii) such documents shall have been accompanied by a sworn translation into Portuguese language, and (iii) such documents, together with their respective sworn translations into Portuguese language, shall have been registered with the appropriate Registry of Deeds and Documents (Registro de Títulos e Documentos) in Brazil, which registration may be made at any time for judicial enforcement thereof in Brazil. In order to file such judicial enforcement in the courts of Brazil, the payment of certain expenses and court fees is required;

(gg)          Any holder of the Securities and each International Underwriter are each entitled to sue as plaintiff in Brazil for the enforcement of their respective rights under this Agreement and the Securities and such access to such courts will not be subject to any conditions which are not applicable to residents of such jurisdiction or a company incorporated in such jurisdiction except that plaintiffs, whether Brazilian or non-Brazilian, not residing in Brazil and not owning real property in Brazil, may be required to guarantee payment of a possible order for payment of court costs and attorney’s fees, as described under “Service of Process and Enforcement of Judgments in Brazil” of the Registration Statement, the Pricing Prospectus and the Prospectus; and

(hh) The price per common share approved on the date hereof in respect of the Global Offering exceeds the minimum price established by, and is in compliance with, the terms set forth in the 3rd Extraordinary Meeting of the PPI-SP, held on June 20, 2024, the 17th Joint Extraordinary Meeting of the Board of Directors of the CDPED and the Board of Directors of the CGPPP, the 41st Extraordinary Meeting of CDPED and the 31st Extraordinary Meeting of CGPPP.

3.                Subject to the terms and conditions herein set forth, the Selling Shareholder agrees to sell to each of the International Underwriters, and each of the International Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholder, at a purchase price per ADS of $[●], the number of ADSs (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of ADSs to be sold by the Selling Shareholder as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of ADSs to be purchased by such International Underwriter as set forth opposite the name of such International Underwriter in Schedule II hereto and the denominator of which is the aggregate number of ADSs to be purchased by all of the International Underwriters from the Selling Shareholder.

4.                Upon the authorization by you of the release of the Securities, the several International Underwriters and International Placement Agents propose to offer the Securities for sale and/or placement upon the terms and conditions set forth in the Pricing Prospectus and the Prospectus.

5.                (a) The ADSs to be purchased by each International Underwriter hereunder, in definitive or book-entry form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, through the facilities of the Depository Trust Company (“DTC”), for the account of such International Underwriter, against payment by or on behalf of such International Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance. The form of ADRs evidencing the ADSs and the Underlying Shares will be made available for checking and packaging by the Representatives at least twenty-four hours prior to the Time of Delivery (as defined below). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on [●] or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date are herein called the “Time of Delivery.”

(b)             The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 10 hereof, including the cross-receipt for the ADSs and any additional documents requested by the International Underwriters pursuant to Section 10(m) hereof, will be delivered at the offices of White & Case LLP: 1221 Avenue of the Americas, New York, NY 10020-1095 (the “Closing Location”), and the ADS will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at or about 3:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

With respect to all or any portion of the ADSs, the Representatives, on behalf of the International Underwriters and for the purpose of effecting reallocations of ADSs and International Firm Shares, may elect to have such ADSs (in the form of Common Shares) delivered to the Brazilian Underwriters. Notice of such election shall be given by the Representatives to the Company at least two business days prior to the Time of Delivery.

With respect to all or any portion of the International Firm Shares, the Brazilian Underwriters for purpose of effecting reallocations of ADSs and International Firm Shares may elect to have such International Firm Shares (in the form of ADSs) delivered to the International Underwriters. Notice of such election shall be given by the Representatives to the Company at least two business days prior to the Time of Delivery.

6.                The Company agrees with each of the International Underwriters and the International Placement Agents:

(a)              To prepare the Prospectus in a form reasonably satisfactory to you and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to advise you promptly of any proposal to amend or supplement the ADS Registration Statement, the Registration Statement, the Base Prospectus or the Prospectus prior to the Time of Delivery and will not effect such amendment or supplement without your consent, such consent not to be unreasonably withheld or delayed; to advise you and the Selling Shareholder of the time when any amendment to the ADS Registration Statement or the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act; to file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required in connection with the offering or sale of the Securities; to advise you and the Selling Shareholder, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Securities, of any notice of objection of the Commission to the use of the ADS Registration Statement or the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the ADS Registration Statement or the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use reasonable best efforts to obtain the lifting of such order; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the ADS Registration Statement or the Registration Statement or filing a new registration statement, at its own expense, as may be necessary to permit offers and sales or placement of the Securities by the International Underwriters and the International Placement Agents, as applicable (references herein to the ADS Registration Statement and the Registration Statement shall include any such amendment or new registration statement);

(b)             If required by Rule 430B(h) under the Securities Act, to prepare a form of prospectus in a form reasonably satisfactory to you and to file such form of prospectus pursuant to Rule 424(b) under the Securities Act not later than may be required by Rule 424(b) under the Securities Act; and to make no further amendment or supplement to such form of prospectus that is not reasonably satisfactory to you promptly after reasonable notice thereof;

(c)              Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(d)             Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time until the Closing Date, to furnish the International Underwriters and International Placement Agents with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify you and promptly file with the Commission, at its own expense, such document and furnish without charge to each International Underwriter or each International Placement Agent and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any International Underwriter or any International Placement Agent is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such International Underwriter or such International Placement Agent, to prepare and deliver to such International Underwriter or such International Placement Agent as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act;

(e)              To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(f)              For so long as the Company is subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report required to be filed under cover of Form 20-F (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three fiscal quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its consolidated subsidiaries for such quarter in reasonable detail; provided that any report, communication or financial statement furnished or filed with the Commission that is publicly available on the Commission’s EDGAR system shall be deemed to have been furnished to the Representatives at the time furnished or filed with the Commission;

(i)       During a period of three years from the effective date of the Registration Statement, for so long as the Company is subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to the Representatives as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided that any report, communication or financial statement furnished or filed with the Commission that is publicly available on the Commission’s EDGAR system shall be deemed to have been furnished to the Representatives at the time furnished or filed with the Commission. If at any time within three years of the date of this Agreement the Company ceases to be subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act to file reports with the Commission on EDGAR, the Company shall furnish to the International Underwriters and the International Placement Agents, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; provided that the Company may satisfy the requirements of this paragraph by posting any such information on its website;

(g)             Except as set forth in the Brazilian Stabilization Agreement, to not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

(h)             To pay the required Commission filing fees relating to the Securities to be sold and/or placed by the Company, as set forth in Section 9 hereof, within the time required by Rule 456(b)(1) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act;

(i)               (i) To use its reasonable best efforts to list, subject to notice of issuance, the ADSs on the Exchange and (ii) to use its reasonable best efforts to (1) maintain the admission for trading the Common Shares on the B3 (2) maintain the listing of the Company on the Novo Mercado segment of the B3 and (3) maintain the registration of the Company with the CVM for a period of two years from the Time of Delivery;

(j)               To give the Representatives notice of the Company’s intention to make any filing pursuant to the Exchange Act from the Applicable Time to the Time of Delivery, to furnish the Representatives with copies of any such documents prior to such proposed filing and to consider in good faith comments regarding any such document from the Representatives or counsel for the Representatives;

(k)             If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Eastern Time, on the date of this Agreement, and the Company shall, at the time of such a filing, either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act;

(l)               To promptly notify the Representatives if the Company ceases to be a “foreign private issuer” as defined in Rule 405 under the Securities Act at any time prior to the later of (i) completion of the distribution of the Securities within the meaning of the Securities Act and (ii) the Time of Delivery;

(m)            Upon request of any International Underwriter or any International Placement Agent, to furnish, or cause to be furnished, to such International Underwriter or such International Placement Agent an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such International Underwriter or such International Placement Agent for the purpose of facilitating the on-line offering of the Securities (the “Company Offering License”); provided, however, that the Company Offering License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

(n)             To indemnify and hold harmless the International Underwriters and International Placement Agents against any documentary, stamp, registration or similar issuance tax, including any interest and penalties, on the execution and delivery of this Agreement by the Company;

(o)             To maintain, for a period of at least seven years following the date hereof, an agent in the City of New York, State of New York, with powers to receive service of process in any suit or proceeding based on or arising under this Agreement in each New York state and United States federal court sitting in the City of New York; and

(p)             If any of the International Underwriters, International Placement Agents and/or the Brazilian Underwriters within the scope of an inspection conducted by a competent authority is requested by any governmental body, local authority or judicial, administrative or arbitral body (“Government Request”) to provide any document or information relating to the engagement of the International Underwriters, the International Placement Agents and/or the Brazilian Underwriters to conduct the offering and distribution of the Securities (“Corroborating Documents”), the Company shall promptly provide to such International Underwriter(s), International Placement Agent(s) and/or Brazilian Underwriter(s) the Corroborating Documents and also assist such International Underwriter(s), International Placement Agent(s) and/or Brazilian Underwriter(s) in relation to such inspection upon receipt of written notice from such International Underwriter(s), International Placement Agents and/or Brazilian Underwriter(s) regarding the existence of a Government Request.

7.                The Selling Shareholder agrees with each of the International Underwriters and the International Placement Agents:

(a)              Except as set forth in the Brazilian Stabilization Agreement, to not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

(b)             To pay the required Commission filing fees relating to the Securities to be sold and/or placed by the Selling Shareholder, as set forth in Section 9 hereof, within the time required by Rule 456(b)(1) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act;

(c)              To not directly or indirectly use the proceeds of the offering of the Securities, or lend, contribute or otherwise make available such proceeds to a subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject of target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, agent, advisor, investor or otherwise) of Sanctions or could result in the imposition of Sanctions;

(d)             To indemnify and hold harmless the International Underwriters and International Placement Agents against any documentary, stamp, registration or similar issuance tax, including any interest and penalties, on the sale of the Securities by the Selling Shareholder to the International Underwriters and International Placement Agents and on the execution and delivery of this Agreement by the Selling Shareholder;

(e)              To maintain, for a period of at least seven years following the date hereof, an agent in the City of New York, State of New York, with powers to receive service of process in any suit or proceeding based on or arising under this Agreement in each New York state and United States federal court sitting in the City of New York; and

(f)              Subject to Brazilian secrecy laws, if any of the International Underwriters, International Placement Agents and/or the Brazilian Underwriters within the scope of an inspection conducted by a competent authority is the recipient of a Government Request to provide Corroborating Documents, the Selling Shareholder shall promptly provide to such International Underwriter(s), International Placement Agent(s) and/or Brazilian Underwriter(s) the Corroborating Documents and also assist such International Underwriter(s), International Placement Agent(s) and/or Brazilian Underwriter(s) in relation to such inspection upon receipt of written notice from such International Underwriter(s), International Placement Agent(s) and/or Brazilian Underwriter(s) regarding the existence of a Government Request;

8.                (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; each International Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule III(a) hereto;

(b)             The Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending;

(c)              The Company and the Selling Shareholder agree that if at any time following issuance of an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication any event occurred or occurs as a result of which such Issuer Free Writing Prospectus or Written Testing-the-Waters Communication would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company and the Selling Shareholder will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each International Underwriter an Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with the Underwriter Information;

(d)       The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the prior consent of the Representatives with entities that the Company reasonably believes are qualified institutional buyers as defined in Rule 144A under the Securities Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) (a)(8), (a)(12) or (a)(13) under the Securities Act; and (ii) it has not distributed, or authorized any other person to distribute, any Written Testing-the-Waters Communication, other than those distributed with the prior consent of the Representatives that are listed on Schedule III(d) hereto; and the Company reconfirms that the International Underwriters have been authorized to act on its behalf in engaging in Testing-the-Waters Communications; and

(e)       Each International Underwriter represents and agrees, severally and not jointly, that any Testing-the-Waters Communications undertaken by it were with entities that such International Underwriter reasonably believes are qualified institutional buyers as defined in Rule 144A under the Securities Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(12) or (a)(13) under the Securities Act.

9.                The Company covenants and agrees with the several International Underwriters and International Placement Agents and Selling Shareholder that the Company will pay or cause to be paid the following, in each case as applicable: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Securities Act and all other expenses in connection with the preparation, printing, reproduction and filing of the ADS Registration Statement, the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Written Testing-the-Waters Communication, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto; (ii) all expenses in connection with the qualification and registration of the Securities for offering and sale under state and U.S. federal securities laws as provided in Section 6(c) hereof, in proportion to the number of Securities offered by the Company in the International Offering; (iii) all fees and expenses in connection with listing the ADSs on the Exchange in proportion to the number of Securities offered by the Company in the International Offering; and (iv) the filing fees incident to any required review by the Financial Industry Regulatory Authority of the terms of the sale of the Securities; (v) the cost of preparing the Securities; and (vi) the cost and charges of any transfer agent or registrar. The Selling Shareholder covenants and agrees with the several International Underwriters and International Placement Agents and the Company that the Selling Shareholder will pay or cause to be paid (i) the fees, disbursements and expenses of the Selling Shareholder’s counsel (ii) all expenses in connection with the qualification and registration of the Securities for offering and sale under state and U.S. federal securities laws as provided in Section 7(b) hereof, in proportion to the number of Securities offered by the Selling Shareholder in the International Offering; (iii) all fees and expenses in connection with listing the ADSs on the Exchange, in proportion to the number of Securities offered by the Selling Shareholder in the International Offering.

10.             The obligations of the International Underwriters and International Placement Agents hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of each of the Company and the Selling Shareholder herein are, at and as of the Applicable Time and the Time of Delivery, true and correct, the condition that each of the Company and the Selling Shareholder shall have performed all of its respective obligations hereunder theretofore to be performed, and the following additional conditions:

(a)              The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the ADS Registration Statement or the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the ADS Registration Statement or the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act shall have been received; no stop order suspending or preventing the use of the Preliminary Prospectus, Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b)             White & Case LLP, U.S. counsel for the International Underwriters and International Placement Agents, shall have furnished to the International Underwriters and International Placement Agents such written opinion or opinions and negative assurance letter, dated the Time of Delivery, in form and substance satisfactory to you and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)              Pinheiro Guimarães, Brazilian counsel for the International Underwriters and International Placement Agents, shall have furnished to the International Underwriters and International Placement Agents such written opinion or opinions and negative assurance letter, dated the Time of Delivery, in form and substance satisfactory to you and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(d)             Clifford Chance US LLP, U.S. counsel for the Company and the Selling Shareholder, shall have furnished to the International Underwriters and International Placement Agents their written opinion and negative assurance letter, dated the Time of Delivery, in form and substance satisfactory to you;

(e)              Lefosse Advogados, Brazilian counsel for the Company and the Selling Shareholder, shall have furnished to the International Underwriters and International Placement Agents their written opinion and negative assurance letter, dated the Time of Delivery, in form and substance satisfactory to you;

(f)              Procuradoria Geral do Estado, counsel to the Selling Shareholder, shall have furnished to the International Underwriters and International Placement Agents its written opinion, dated the Time of Delivery, in form and substance satisfactory to you;

(g)             Emmet, Marvin & Martin, LLP, U.S. counsel for the ADS Depositary, shall have furnished to the International Underwriters and International Placement Agents their written opinion, dated the Time of Delivery, in form and substance satisfactory to you;

(h)             On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, BDO RCS Auditores Independentes S.S. Ltda. shall have furnished to the Representatives as representatives of the International Underwriters and to certain of the International Placement Agents not participating in the offering and sale of ADSs a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

(i)               On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, Grant Thronton Brasil Ltda. shall have furnished to the Representatives as representatives of the International Underwriters and to certain of the International Placement Agents not participating in the offering and sale of ADSs a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

(j)               (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited consolidated financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock or long term debt of the Company or any of its subsidiaries or any change or effect, or any development involving a prospective change or effect, in or affecting (x) the business, properties, general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus, or (y) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the Securities, or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(k)             On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities;

(l)               On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange or the B3; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange or the B3; (iii) a general moratorium on commercial banking activities declared by either Brazilian, U.S. Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(m)            The Company shall have complied with the provisions of Section 6(e) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

(n)             The ADSs to be sold at the Time of Delivery shall have been duly listed, admitted and authorized for trading, subject to notice of issuance, on the Exchange and the Company shall have taken no action designed or likely to have the effect of terminating the registration of the ADSs under the Exchange Act or delisting the ADSs from the Exchange, nor shall the Company have received any notification that the Commission or the Exchange is contemplating terminating such registration or listing;

(o)             (i) The Company shall have executed and delivered to the International Underwriters and International Placement Agents copies of an agreement of the Company substantially to the effect set forth in Annex I-a hereto in form and substance satisfactory to you; and (ii) the Selling Shareholder shall have executed and delivered to the International Underwriters and International Placement Agents copies of an agreement of the Selling Shareholder substantially to the effect set forth in Annex I-b hereto in form and substance satisfactory to you;

(p)       The Company and the Selling Shareholder shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company and certificates of the Selling Shareholder, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Shareholder, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Shareholder of all of its respective obligations hereunder to be performed at or prior to such Time of Delivery, as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (h) of this Section 10;

(q)       The ADS Deposit Agreement shall be in full force and effect on the Closing Date. The Company and the Depositary shall have taken all actions necessary to permit the deposit of the Underlying Shares and the issuance of the ADSs in accordance with the ADS Deposit Agreement;

(r)                 The ADS Depositary shall have furnished or caused to be furnished to the Representatives at the Closing Date certificates satisfactory to the Representatives evidencing the deposit with its custodian of the Underlying Shares being so deposited against issuance of ADSs, as may be evidenced by ADRs, to be delivered by the Company at the Closing Date, and the execution, countersignature (if applicable), issuance and delivery of ADSs, as may be evidenced by ADRs, pursuant to the ADS Deposit Agreement;

(s)                Each of the Company and the Selling Shareholder shall have appointed Corporation Service Company as its authorized service of process agent as set forth in Section 23 of this Agreement;

(t)                 On or before the Time of Delivery, the Representatives shall have received copies of the minutes of meetings of directors or officers of the Company, as applicable, duly authorizing the execution and delivery of any other documents related to the offering to which the Company is a party and the actions to be taken thereunder;

(u)                On or before the Time of Delivery, the Company and the Selling Shareholder shall have received all approvals and consents necessary for the (i) underwriting and/or placement of the Securities by the International Underwriters, International Placement Agents and the Brazilian Underwriters, as applicable, and (ii) execution and delivery and performance of any documents related to the offering;

(v)                The Company and the Selling Shareholder shall have furnished or caused to be furnished to the International Underwriters and International Placement Agents, at the Time of Delivery, such additional information, certificates, opinions or documents as the Representatives may reasonably request; and

(w)              The parties to (i) this Agreement, (ii) the lock-up agreements each substantially in the form of Annex I-a and Annex I-b hereto delivered to the Representatives (on behalf of the International Underwriters and International Placement Agents) on or before the date hereof (collectively, the “Lock-up Agreements”), (iii) the Brazilian Underwriting Agreement, (iv) the ADS Deposit Agreement and (v) the Brazilian stabilization agreement (Contrato de Prestação de Serviços de Estabililização de Preço de Ações Ordinárias de Emissão de Companhia de Saneamento Básico do Estado de São Paulo – SABESP) (the “Brazilian Stabilization Agreement”) (collectively, the “Transaction Documents”), shall have executed and delivered all such documents, which shall be in full force and effect on the Time of Delivery.

11.             (a) The Company will indemnify and hold harmless each International Underwriter and each International Placement Agent, its affiliates, directors, officers and employees and each person, if any, who controls such International Underwriter or such International Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities (including without limitation, taxes, legal fees and other expenses, including expenses caused by exchange rate variations, incurred by any International Underwriter or International Placement Agent in connection with investigating or defending any suit, action or proceeding), joint or several, to which such International Underwriter or such International Placement Agent may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any roadshow, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each International Underwriter and International Placement Agent for any documented legal or other expenses reasonably incurred by such International Underwriter or such International Placement Agent in connection with investigating or defending any such action or claim, whether judicial, arbitral, regulatory, administrative, pending, threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information.

(b)             The Selling Shareholder will indemnify and hold harmless each International Underwriter and each International Placement Agent, its affiliates, directors, officers and employees and each person, if any, who controls such International Underwriter or such International Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities (including without limitation, taxes, legal fees and other expenses, including expenses caused by exchange rate variations, incurred by any International Underwriter or International Placement Agent in connection with investigating or defending any suit, action or proceeding), joint or several, to which such International Underwriter or such International Placement Agent may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any roadshow, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each International Underwriter and each International Placement Agent for any documented legal or other expenses reasonably incurred by such International Underwriter or such International Placement Agent in connection with investigating or defending any such action or claim, whether judicial, arbitral, regulatory, administrative, pending, threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Selling Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information and, provided, further that the Selling Shareholder’s liability, pursuant to this Section 11(b), shall be limited to the amount equal to the gross proceeds (after underwriting discounts but before expenses and taxes payable by the Selling Shareholder) received by the Selling Shareholder from the offering sale, and/or placement of its Securities contemplated hereunder.

(c)              Each International Underwriter and each International Placement Agent, severally and not jointly, will indemnify and hold harmless the Company, the Company’s directors and officers and the Selling Shareholder against any losses, claims, damages or liabilities to which the Company or the Selling Shareholder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow, or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or any Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information; and will reimburse the Company and the Selling Shareholder for any documented legal or other expenses reasonably incurred by the Company or the Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to an International Underwriter or International Placement Agent and an applicable document, “Underwriter Information” shall mean the written information furnished to the Company by such International Underwriter or such International Placement Agent through the Representatives expressly for use therein; it being understood and agreed upon that the only such information furnished by any International Underwriter or any International Placement Agent consists of the following information in the Prospectus furnished on behalf of each International Underwriter: the name of such International Underwriter and/or International Placement Agent and the information contained in the 23rd paragraph under the caption “Underwriting”; provided further that the liability of each International Underwriter and each International Placement Agent, pursuant to this Section 11(c), shall in no event exceed, in the aggregate, the discounts and commissions (net of taxes) received by such International Underwriter or such International Placement Agent (as the case may be) from the offering, sale and/or placement of the Securities.

(d)             Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 11 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 11. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party) to represent the indemnified party in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. Notwithstanding the above, each indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the indemnified party, unless (i) the indemnifying person and the indemnified person shall have mutually agreed to the contrary; (ii) the indemnifying person has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified person; (iii) the indemnified person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying person and the indemnified person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, provided that the indemnifying party shall not be responsible for paying the fees of more than one international and one Brazilian counsel for the indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, such consent not to be unreasonably withheld, but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 11(d) hereof, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the indemnifying party of such request and (ii) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e)              If the indemnification provided for in this Section 11 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Selling Shareholder on the one hand and the International Underwriters and the International Placement Agents on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholder on the one hand and the International Underwriters and International Placement Agents on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Selling Shareholder on the one hand and the International Underwriters and International Placement Agents, severally and not jointly, on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (after underwriting discounts but before deducting expenses and taxes payable by the Selling Shareholder (as applicable)) received by the Selling Shareholder bear to the total underwriting discounts and commissions received by the International Underwriters and International Placement Agents, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder on the one hand or the International Underwriters and International Placement Agents on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholder and the International Underwriters and International Placement Agents agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the International Underwriters and International Placement Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any documented legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no International Underwriter or International Placement Agent shall be required to contribute any amount in excess of the amount by which (x) the underwriting discount and commission (net of taxes and non-reimbursable expenses) received by such International Underwriter or such International Placement Agent (as the case may be) exceeds (y) the amount of any damages which such International Underwriter or such International Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission; and (ii) the Selling Shareholder shall not be required to contribute any amount in excess of the amount by which (x) the gross proceeds (less underwriting discounts but before other expenses and taxes payable by the Selling Shareholder) received by the Selling Shareholder from the offering, placement and/or sale of its Securities contemplated hereunder exceeds (y) the amount of any damages which the Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The International Underwriters' and International Placement Agents’ obligations in this subsection (e) to contribute are several in proportion to their respective obligations and not joint. For purposes of this subsection (e), (i) each person who controls the International Underwriters or the International Placement Agents within the meaning of either the Securities Act or the Exchange Act and each affiliate, director, officer, employee and agent of any International Underwriter or International Placement Agent shall have the same rights to contribution as such International Underwriter or International Placement Agent, (ii) each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, and (iii) each legal representative of the Selling Shareholder shall have the same rights to contribution as the Selling Shareholder, subject in each case to the applicable terms and conditions of this paragraph (e).

(f)              The obligations of the Company and the Selling Shareholder under this Section 11 shall be in addition to any liability which the Company and the Selling Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of each International Underwriter and International Placement Agent, each person, if any, who controls any International Underwriter or any International Placement Agent within the meaning of the Securities Act and each broker-dealer or other affiliate of any International Underwriter or any International Placement Agent; and the obligations of the International Underwriters and the International Placement Agents under this Section 11 shall be in addition to any liability which the respective International Underwriters or International Placement Agents may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

12.             (a) If any International Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any International Underwriter you do not arrange for the purchase of such Securities, then the Company and the Selling Shareholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholder that you have so arranged for the purchase of such Securities, or the Company or the Selling Shareholder notifies you that it has so arranged for the purchase of such Securities, you or the Company or the Selling Shareholder shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the ADS Registration Statement, Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the ADS Registration Statement, the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “International Underwriter” as used in this Agreement shall include any person substituted under this Section 12 with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)       If, after giving effect to any arrangements for the purchase of the Securities of a defaulting International Underwriter or International Underwriters by you, the Company or the Selling Shareholder as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one eleventh of the aggregate number of all the Securities, then the Selling Shareholder shall have the right to require each non-defaulting International Underwriter to purchase the number of shares which such International Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting International Underwriter to purchase its pro rata share (based on the number of Securities which such International Underwriter agreed to purchase hereunder) of the Securities of such defaulting International Underwriter or International Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting International Underwriter from liability for its default.

(c)       If, after giving effect to any arrangements for the purchase of the Securities of a defaulting International Underwriter or International Underwriters by you, the Company and the Selling Shareholder as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one eleventh of the aggregate number of all the Securities, or if the Company and the Selling Shareholder shall not exercise the right described in subsection (b) above to require non-defaulting International Underwriters to purchase Securities of a defaulting International Underwriter or International Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting International Underwriter, the Company or Selling Shareholder, except for the expenses to be borne by the Company, the Selling Shareholder and the International Underwriters as provided in Section 9 hereof and the indemnity and contribution agreements in Section 11 hereof; but nothing herein shall relieve a defaulting International Underwriter from liability for its default.

13.             The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Company, the Selling Shareholder and the several International Underwriters and International Placement Agents, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any International Underwriter, International Placement Agent or any director, officer, employee, affiliate or controlling person of any International Underwriter or International Placement Agent, or the Company, or any officer or director or controlling person of the Company, or the Selling Shareholder and shall survive delivery of and payment for the Securities.

14.             If this Agreement shall be terminated pursuant to Section 12 hereof, neither the Company nor the Selling Shareholder shall then be under any liability to any International Underwriter or International Placement Agent except as provided in Sections 9 and 11 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Selling Shareholder as provided herein, the Selling Shareholder will reimburse the International Underwriters and the International Placement Agents through you for all out of pocket expenses approved in writing by you incurred by the International Underwriters and International Placement Agents in making preparations for the purchase, sale and delivery of the Securities, but the Company and the Selling Shareholder shall then be under no further liability to any International Underwriter except as provided in Sections 9 and 11 hereof.

15.             In all dealings hereunder, you shall act on behalf of each of the International Underwriters and International Placement Agents, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any International Underwriter or any International Placement Agent made or given by you jointly or by Banco BTG Pactual S.A. — Cayman Branch, BofA Securities, Inc., Citigroup Global Markets Inc., UBS Securities LLC and Itau BBA USA Securities, Inc. on behalf of you as the representatives.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the International Underwriters or the International Placement Agents shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives at (1) Banco BTG Pactual S.A. – Cayman Branch, 601 Lexington Avenue, 57th Floor, New York, New York 10022, Attention: Legal Department, facsimile: +1 (212) 293-4609; (2) BofA Securities, Inc., One Bryant Park, New York, New York 10036, Attention: Syndicate Department, Email: dg.ecm_execution_services@bofa.com, with a copy to: ECM Legal, Email: dg.ecm_legal@bofa.com; (3) Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel, facsimile number: +1 (646) 291-1469; (4) UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10019, United States, Attention: Chief Compliance Officer, Facsimile: +1 (212) 207-9076; (5) Itau BBA USA Securities, Inc., 540 Madison Avenue, 24th Floor, New York, New York 10022, Attention:Chief Compliance Officer, Facsimile: + 1 (212) 207-9076; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Mrs. Catia Cristina Teixeira Pereira, Email: dri@ sabesp.com.br; and if to the Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to the address of the Selling Shareholder set forth in the Registration Statement, Attention: Mr. Rafael Antonio Cren Benini, Email: desestatizacaosabesp@sp.gov.br; provided, however, that any notice to an International Underwriter or International Placement Agent pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such International Underwriter or such International Placement Agent at its address set forth in its International Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company and the Selling Shareholder by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the International Underwriters and International Placement Agents are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Shareholder, which information may include the name and address of their respective clients, as well as other information that will allow the International Underwriters and International Placement Agents to properly identify their respective clients.

16.             This Agreement shall be binding upon, and inure solely to the benefit of, the International Underwriters, the International Placement Agents, the Company, the Selling Shareholder and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any International Underwriter or International Placement Agent, or any director, officer, employee, or affiliate of any International Underwriter or any International Placement Agent, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any International Underwriter or any International Placement Agent shall be deemed a successor or assign by reason merely of such purchase.

17.             Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission's office in Washington, D.C. is open for business.

18.             The Company and the Selling Shareholder acknowledge and agree that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm's-length commercial transaction between the Company and the Selling Shareholder, on the one hand, and the several International Underwriters and International Placement Agents, on the other, (ii) in connection therewith and with the process leading to such transaction each International Underwriter and each International Placement Agent is acting solely as a principal and not the agent or fiduciary of the Company or the Selling Shareholder, (iii) no International Underwriter or International Placement Agent has assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such International Underwriter or such International Placement Agent has advised or is currently advising the Company or the Selling Shareholder on other matters) or any other obligation to the Company or the Selling Shareholder except the obligations expressly set forth in this Agreement, (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate, and (v) none of the activities of the International Underwriters or the International Placement Agents in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the International Underwriters or the International Placement Agents with respect to any entity or natural person. The Company and the Selling Shareholder agree that it will not claim that the International Underwriters or the International Placement Agents, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Selling Shareholder, in connection with such transaction or the process leading thereto.

19.             This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Shareholder and the International Underwriters and International Placement Agents, or any of them, with respect to the subject matter hereof.

20.             This Agreement and any transaction contemplated by this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would results in the application of any other law than the laws of the State of New York. The Company and the Selling Shareholder agree that any suit or proceeding arising in respect of this Agreement or any transaction contemplated by this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company and the Selling Shareholder agree to submit to the jurisdiction of, and to venue in, such courts.

21.             The transactions contemplated by this Agreement have been proposed by the International Underwriters and International Placement Agents to the Company and the Selling Shareholder for the purposes of paragraph 2 of Article 9 of Brazilian Decree-Law No. 4,657, of September 4, 1942 and for no other purpose or reason whatsoever.

22.             The Company, the Selling Shareholder and each of the International Underwriters and International Placement Agents hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

23.             Each of the Company and the Selling Shareholder hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Company and the Selling Shareholder waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. Each of the Company and the Selling Shareholder agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and the Selling Shareholder, as applicable, and may be enforced in any court to the jurisdiction of which Company and the Selling Shareholder, as applicable, is subject by a suit upon such judgment. Each of the Company and the Selling Shareholder irrevocably appoints Corporation Service Company, located at 19 West 44th Street, Suite 200, New York, NY, 10036, in the Borough of Manhattan in The City of New York, upon which process may be served in any such suit or proceeding, and agrees that service of process upon such authorized agent, and written notice of such service to the Company or the Selling Shareholder, as the case may be, by the person serving the same to the address provided in this Section 23, shall be deemed in every respect effective service of process upon the Company or the Selling Shareholder, as the case may be, in any such suit or proceeding. Each of the Company and the Selling Shareholder hereby represents and warrants that such authorized agent has accepted such appointment and has agreed to act as such authorized agent for service of process. Each of the Company and the Selling Shareholder further agrees to take any and all action as may be necessary to maintain such designation and appointment of such authorized agent in full force and effect.

24.             (i) Except for properties, assets or revenues of the Company and the Selling Shareholder that are governed substantially by rules deriving from public law (direito público) and, therefore, considered public assets in Brazil (bens públicos) and essential for the rendering of public services (bens vinculados aos serviços), which under Brazilian law are entitled to immunity and cannot be attached, and (ii) except that as a matter of Brazilian law, the limitation on the disposal of public property referred to in Article 100 of the Brazilian Civil Code and the procedures for enforcement of judgments contemplated by Article 100 of the Federal Constitution of Brazil, as well as assets relating to certain services that are considered essential for the rendering of public service in Brazil (bens vinculados aos serviços) which are entitled to immunity and could not be attached prior to any entry of judgment or in aid of execution upon judgment, to the extent that the Company or the Selling Shareholder have or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) Brazil, or any political subdivision thereof, (ii) the United States or the State of New York, (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, the Company and the Selling Shareholder hereby irrevocably waive such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law and agree not to plead or claim, any such immunity and consents to such relief and enforcement.

25.             The Company and the Selling Shareholder agree to indemnify each International Underwriter, each International Placement Agent, each employee, officer and director of each International Underwriter and International Placement Agent, and each person who controls any International Underwriter or International Placement Agent within the meaning of the Securities Act and each broker-dealer or other affiliate of any International Underwriter or International Placement Agent, against any loss incurred as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “judgment currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such indemnified person is able to purchase U.S. dollars with the amount of the judgment currency actually received by the indemnified person. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholder and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

26.             This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

27.             Notwithstanding anything herein to the contrary, the Company and the Selling Shareholder are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Shareholder relating to that treatment and structure, without the International Underwriters or International Placement Agents imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

28.             Recognition of the U.S. Special Resolution Regimes.

(a)              In the event that any International Underwriter or International Placement Agent that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such International Underwriter or such International Placement Agent of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)             In the event that any International Underwriter or International Placement Agent that is a Covered Entity or a BHC Act Affiliate of such International Underwriter or such International Placement Agent becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such International Underwriter or such International Placement Agent are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)              As used in this section:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between each of the International Underwriters, the International Placement Agents, the Company and the Selling Shareholder. It is understood that the proposing of this letter on behalf of each of the International Underwriters and International Placement Agents is pursuant to the authority set forth in a form of Agreement among International Underwriters and International Placement Agents, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

[Signature Pages Follow]

Very truly yours, severally on behalf of themselves and the several International Underwriters and International Placement Agents named in Schedule I hereto

Banco BTG Pactual S.A. – Cayman Branch

By:
Name:
Title:

By:
Name:
Title:

Very truly yours, severally on behalf of themselves and the several International Underwriters and International Placement Agents named in Schedule I hereto

BofA Securities, Inc.

By:
Name:
Title:

Very truly yours, severally on behalf of themselves and the several International Underwriters and International Placement Agents named in Schedule I hereto

Citigroup Global Markets Inc.

By:
Name:
Title:

By:
Name:
Title:

Very truly yours, severally on behalf of themselves and the several International Underwriters and International Placement Agents named in Schedule I hereto

UBS Securities LLC

By:
Name:
Title:

By:
Name:
Title:

Very truly yours, severally on behalf of themselves and the several International Underwriters and International Placement Agents named in Schedule I hereto

Itau BBA USA Securities, Inc.

By:
Name:
Title:

By:
Name:
Title:

Very truly yours, on behalf of themselves in their capacity as International Placement Agents, represented by the Representatives

Safra Securities, LLC

By:
Name:
Title:

By:
Name:
Title:

Accepted as of the date hereof:

Companhia de Saneamento Básico do Estado de São Paulo – SABESP

By:
Name:
Title:

By:
Name:
Title:

Accepted as of the date hereof:

Estado de São Paulo

By:
Name:
Title:

SCHEDULE I

International Underwriters

Banco BTG Pactual S.A. — Cayman Branch

BofA Securities, Inc.

Citigroup Global Markets Inc.

UBS Securities LLC

Itau BBA USA Securities, Inc.

Banco Bradesco BBI S.A.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

Morgan Stanley & Co. LLC

Santander US Capital Markets LLC

XP Investimentos Corretora de Câmbio, Títulos e Valores Mobiliários S.A.

International Placement Agents

BTG Pactual US Capital, LLC

BofA Securities, Inc.

Citigroup Global Markets Inc.

UBS Securities LLC

Itau BBA USA Securities, Inc.

Bradesco Securities, Inc.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

Morgan Stanley & Co. LLC

Safra Securities LLC

Santander US Capital Markets LLC

XP Investments US, LLC

SCHEDULE II

Total Number of ADSs to be Purchased

International Underwriter		Corresponding Number of Underlying Shares to be Purchased in Connection with the Purchase of ADSs
Banco BTG Pactual S.A. — Cayman Branch	[●]	[●]
BofA Securities, Inc.	[●]	[●]
Citigroup Global Markets, Inc.	[●]	[●]
UBS Securities LLC	[●]	[●]
Itau BBA USA Securities, Inc.	[●]	[●]
Banco Bradesco BBI S.A.	[●]	[●]
Goldman Sachs & Co. LLC	[●]	[●]
J.P. Morgan Securities LLC	[●]	[●]
Morgan Stanley & Co. LLC	[●]	[●]
Santander US Capital Markets LLC	[●]	[●]
XP Investimentos Corretora de Câmbio, Títulos e Valores Mobiliários S.A.	[●]	[●]
	[●]	[●]
Total	[●]	[●]

SCHEDULE III

(a) Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

Electronic roadshow dated June, 2024

(b) Additional Documents Incorporated by Reference:

[None]

(c) Information other than the Pricing Prospectus that comprise the Pricing Disclosure Package:

The public offering price per ADS for the ADSs is $[●] (including an ADS issuance fee of U.S.$0.05 per ADS).

The aggregate number of ADSs purchased by the International Underwriters is [●].

(d) Written Testing-the-Waters Communications

[None]

SCHEDULE IV

Name of Lock-Up Signatory
1.	Estado de São Paulo

ANNEX I-a

FORM OF COMPANY LOCK-UP AGREEMENT

[●], 2024

LOCK-UP AGREEMENT

Companhia de Saneamento Básico do Estado de São Paulo – SABESP

Rua Costa Carvalho, 300,
05429-900 – São Paulo - SP

Brazil

Banco BTG Pactual S.A. – Cayman Branch

601 Lexington Avenue, 57th floor

New York, New York 10022

United States of America

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

United States of America

Citigroup Global Markets, Inc.

388 Greenwich Street

New York, New York 10013

United States of America

UBS Securities LLC

1285 Avenue of the Americas

New York, New York 10019

United States of America

Itau BBA USA Securities, Inc.

540 Madison Avenue, 24th Floor

New York, New York 10022

United States of America

On behalf of the International Underwriters and International Placement Agents.

Dear Sirs:

Companhia de Saneamento Básico do Estado de São Paulo – SABESP, a mixed capital company (sociedade de economia mista) organized under the laws of the Federative Republic of Brazil (the “Company”), understands that you, as Representatives of the International Underwriters and the International Placement Agents, propose to enter into an Underwriting and Placement Facilitation Agreement (the “Underwriting Agreement”) with the Company providing for the public offering (the “International Offering”) by the International Underwriters, of common shares of the Company in the form of American Depositary Shares (the “ADSs”), each representing one common share of the Company (the “Underlying Shares”). In addition, in connection with a Brazilian Underwriting Agreement, among the Company and the Brazilian Underwriters named therein (the “Brazilian Underwriters”), relating to the public sale of common shares of the Company (the “Shares” and, together with the Underlying Shares, the “Common Shares”) in and outside Brazil (together with the International Offering, the “Global Offering”), the Company understands that the International Placement Agents expect to act as agents to the Brazilian Underwriters for the facilitation of the placement of Shares outside Brazil. The ADSs and the Common Shares are collectively referred to as the “Securities.” Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration for the International Placement Agents’ agreement to facilitate the placement of the Shares and the International Underwriters’ agreement to purchase and conduct the International Offering of the Shares, in the form of ADSs, and for other good and valuable consideration receipt of which is hereby acknowledged, without the prior written consent of Banco BTG Pactual S.A. – Cayman Branch (“BTG Pactual”), on behalf of the International Underwriters and the International Placement Agents, the Company hereby agrees that during the period specified in the following paragraph (the “Lock-Up Period”), the Company agrees not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with or confidentially submit to the Commission a registration statement under the Securities Act relating to, any Securities, common shares, preferred shares or ADSs of the Company or any other similar securities of the Company or securities convertible into or exchangeable or exercisable for any ADSs, common shares, preferred shares or such other similar securities of the Company, including, but not limited to, any options or warrants to purchase such securities (the “Locked-up Securities”) or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Locked-up Securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Locked-up Securities, in cash or otherwise, without the prior written consent of BTG Pactual.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue and include the date 180 days after the public offering date set forth on the Pricing Disclosure Package used to sell the Securities (the “Public Offering Date”) pursuant to the Underwriting Agreement, to which you are or expect to become parties.

The foregoing restrictions shall not apply to:

(i)               the sale of the Securities hereunder or pursuant to the Brazilian Underwriting Agreement;

(ii)             an issuance or grant of shares made by the Company pursuant to any stock option plan of the Company which may be in place from time to time; provided that the aggregate of the issuances and grants of shares by the Company pursuant to such stock option plan shall not exceed 5% of the outstanding shares of the Company immediately following the Global Offering; and

(iii)           a transfer by the Company with the prior written consent of BTG Pactual.

In furtherance of the foregoing, the Company agrees and consents to the entry into of stop transfer instructions on Locked-up Securities with the Company’s custodian, depositary or transfer agent and registrar, as the case may be, which the Company agrees it will not waive or amend without the prior written consent of BTG Pactual, in its sole discretion. The foregoing shall not restrict the Company from establishing a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of common shares of the Company, provided that (i) such plan does not provide for the transfer of common shares of the Company during the Lock-up Period and (ii) neither the Company nor its representatives shall effect any public filing or report regarding the establishment of the trading plan.

This Lock-Up Agreement shall be binding on the Company and its successors and assigns.

This Lock-Up Agreement shall automatically terminate, and the Company will be released from all obligations hereunder, upon the earliest to occur, if any, of (a) the date on which the Company files an application to withdraw the Registration Statement with the SEC, (b) the date on which each of the Representatives, advises the Company in writing, prior to the execution of the Underwriting Agreement, that they have determined not to proceed with the Global Offering, (c) termination of the Underwriting Agreement before the closing of the Global Offering or (d) [●], 2024, in the event that the Underwriting Agreement has not been executed by such date.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

ANNEX I-b

FORM OF SHAREHOLDER LOCK-UP AGREEMENT

[●], 2024

LOCK-UP AGREEMENT

Companhia de Saneamento Básico do Estado de São Paulo – SABESP

Rua Costa Carvalho, 300,
05429-900 – São Paulo - SP

Brazil

Banco BTG Pactual S.A. – Cayman Branch

601 Lexington Avenue, 57th floor

New York, New York 10022

United States of America

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

United States of America

Citigroup Global Markets, Inc.

388 Greenwich Street

New York, New York 10013

United States of America

UBS Securities LLC

1285 Avenue of the Americas

New York, New York 10019

United States of America

Itau BBA USA Securities, Inc.

540 Madison Avenue, 24th Floor

New York, New York 10022

United States of America

On behalf of the International Underwriters and International Placement Agents.

Dear Sirs:

The undersigned understands that you, as Representatives of the International Underwriters and International Placement Agents, propose to enter into an Underwriting and Placement Facilitation Agreement (the “Underwriting Agreement”) with Companhia de Saneamento Básico do Estado de São Paulo – SABESP, a mixed capital company (sociedade de economia mista) organized under the laws of the Federative Republic of Brazil (the “Company”), providing for the public offering (the “International Offering”) of common shares of the Company in the form of American Depositary Shares (the “ADSs”), each representing one common share of the Company (the “Underlying Shares”). In addition, in connection with a Brazilian Underwriting Agreement, among the Company and the Brazilian Underwriters named therein (the “Brazilian Underwriters”), relating to the public sale of common shares of the Company (the “Shares” and, together with the Underlying Shares, the “Common Shares”) in and outside Brazil (together with the International Offering, the “Global Offering”), the Company understands that the International Placement Agents expect to act as agents to the Brazilian Underwriters for the facilitation of the placement of Shares outside Brazil. The ADSs and the Common Shares are collectively referred to as the “Securities.” Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration for the International Placement Agents’ agreement to facilitate the placement of the Shares and the International Underwriters’ agreement to purchase and conduct the International Offering of the Shares, in the form of ADSs, and for other good and valuable consideration receipt of which is hereby acknowledged, without the prior written consent of Banco BTG Pactual S.A. – Cayman Branch (“BTG Pactual”), on behalf of the International Underwriters and the International Placement Agents, the undersigned hereby agrees that during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Securities, common shares, preferred shares or ADSs of the Company or any other similar securities of the Company or securities convertible into or exchangeable or exercisable for any ADSs, common shares, preferred shares or such other similar securities of the Company, including, but not limited to, any options or warrants to purchase such securities (the “Locked-up Securities”), or enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Lock-up Securities, whether any such aforementioned transaction is to be settled by delivery of Locked-up Securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of BTG Pactual. In addition, the undersigned agrees that, without the prior written consent of BTG Pactual, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Locked-up Securities.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue and include the date 180 days after the public offering date set forth on the Pricing Disclosure Package used to sell the Securities (the “Public Offering Date”) pursuant to the Underwriting Agreement, to which you are or expect to become parties. Any Securities acquired by the undersigned in the open market will not be subject to this Lock-Up Agreement.

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s Locked-up Securities:

(i) to be offered by the undersigned pursuant to the Underwriting Agreement and the Brazilian Underwriting Agreement;

(ii) [Reserved];

(iii) [Reserved];

(iv) to any of its subsidiaries or Affiliates, provided that prior to any such transfer the recipient thereof agrees in writing to be bound by the terms of this Lock-Up Agreement;

(vi) by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to any such transfer the recipient thereof agrees in writing to be bound by the terms of this Lock-Up Agreement; or

(vii) with the prior written consent of BTG Pactual.

In addition, notwithstanding the foregoing, this Lock-Up Agreement shall not restrict the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Shares or ADSs, provided that (i) such plan does not provide for the transfer of Common Shares or ADSs during the Lock-up Period and (ii) neither the Company nor the undersigned shall effect any public filing or report regarding the establishment of the trading plan.

In furtherance of the foregoing, the Company and its transfer agent, registrar and depositary are hereby authorized to decline to make any transfer of Locked-up Securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Lock-Up Agreement shall automatically terminate, and the undersigned will be released from all obligations hereunder, upon the earliest to occur, if any, of (a) the date on which the Company files an application to withdraw the Registration Statement with the SEC, (b) the date on which each of the Representatives, advises the Company in writing, prior to the execution of the Underwriting Agreement, that they have determined not to proceed with the Global Offering, (c) termination of the Underwriting Agreement before the closing of the Global Offering or (d) [●], 2024, in the event that the Underwriting Agreement has not been executed by such date.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.